UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

Institutional Financial Markets, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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INFORMATION ABOUT THE ANNUAL MEETING

April 28, 2014

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Institutional Financial Markets, Inc., which will be held on June 10, 2014, at 10:00 a.m., local time, at the offices of Duane Morris LLP, at 1540 Broadway, New York, New York 10036.

We are pleased to furnish our proxy materials to most of our stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of our proxy materials and reduces the costs and environmental impact of our annual meeting. Only stockholders who directly own shares of our common stock (also known as “record holders”) will receive paper copies of our proxy materials. On or about April 28, 2014, we will have mailed to our record holders our proxy materials and, to all of our other stockholders, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2014 proxy statement and annual report and vote online. For those stockholders that only receive a Notice of Internet Availability of Proxy Materials, the Notice contains instructions on how you can receive a paper copy of the proxy statement and annual report.

The attached proxy statement, with the accompanying formal notice of the meeting, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the proxy statement.

Your vote is very important. You may vote your shares of common stock or preferred stock via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained in our proxy materials. If you attend the meeting, you may continue to have your shares of common stock or preferred stock voted as instructed in your proxy or you may withdraw your proxy at the meeting and vote your shares of common stock or preferred stock in person. We look forward to seeing you at the meeting.

On behalf of our management team and our Board of Directors, I would like to express our appreciation for your continued support of Institutional Financial Markets, Inc.

Sincerely,

Jack J. DiMaio, Jr.

Chairman

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION

Institutional Financial Markets, Inc.’s stockholders of record on the close of business on April 14, 2014, the record date for the 2014 annual meeting of stockholders, may authorize their proxies to vote their shares by telephone or Internet by following the instructions in Institutional Financial Markets, Inc.’s proxy materials. If you have any questions regarding how to authorize your proxy by telephone or Internet, please call Institutional Financial Markets, Inc. Investor Relations at (215) 701-8952.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Institutional Financial Markets, Inc.:

Notice is hereby given that the annual meeting of stockholders of Institutional Financial Markets, Inc., a Maryland corporation, will be held on June 10, 2014, at 10:00 a.m., local time, at the offices of Duane Morris LLP, at 1540 Broadway, New York, New York 10036, to consider and vote on the following matters:

1. To elect eight directors, each to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or retirement;

2. To approve the Second Amended and Restated Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan, as more fully described in our proxy statement;

3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April 14, 2014 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting, and at any adjournments or postponements thereof. Only stockholders of record of our common stock, par value $0.001 per share, and our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed in our proxy materials, (2) by using the Internet, as instructed in our proxy materials, (3) by mail (if you received your proxy materials by mail), by marking, signing, dating and returning the accompanying proxy card in the postage-paid envelope that we have provided, or (4) by attending the meeting in person. For specific instructions on voting, please refer to our proxy materials or the information forwarded to your broker, bank or other holder of record. Any stockholder of our company attending the meeting may vote in person even if he or she has previously voted using the telephone, the Internet or a proxy card. If you plan to attend the meeting to vote in person and your shares are registered with our transfer agent, Computershare, in the name of a broker, bank, or other nominee, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,

Rachael Fink

Secretary

April 28, 2014

Philadelphia, Pennsylvania

ATTENDANCE AT ANNUAL MEETING—ADMISSION POLICY AND PROCEDURES

The 2014 Annual Meeting of Stockholders (the “meeting”) of Institutional Financial Markets, Inc. (the “Company”) will begin promptly at 10:00 a.m., Eastern Daylight Time. All attendees must present a valid photo identification to be admitted to the meeting. Cameras (including cellular phones or personal digital assistants (PDAs) with photographic capabilities), recording devices and other electronic devices, and the use of cellular phones or PDAs, will not be permitted at the meeting. Representatives will be at the entrance to the meeting and these representatives will have the authority, on the Company’s behalf, to determine whether the admission policy and procedures have been followed and whether you will be granted admission to the meeting.

Admission Policy

Attendance at the meeting is limited to:

(A) Stockholders of record (“record holders”) on the close of business on April 14, 2014, the record date for the meeting (the “record date”), or authorized representatives of entities who are record holders. Authorized representatives of entities who are record holders must present a letter from the entity certifying to their status as an authorized representative.

(B) Stockholders whose shares are held for them by banks, brokerages or other intermediaries (“beneficial holders”). Beneficial holders must present evidence of their ownership, such as a letter from the bank, broker or other intermediary confirming ownership, or the relevant portion of a bank or brokerage firm account statement.

(C) Authorized representatives of entities who are beneficial holders. In addition to any evidence required under (B), above, authorized representatives must present: (1) a letter from the record holder certifying to the beneficial ownership of the entity they represent, and (2) a letter from the entity certifying to their status as an authorized representative.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Cira Centre, 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 10, 2014

INFORMATION ABOUT THE ANNUAL MEETING

Introduction

Why You Have Received This Proxy Statement

You have received these proxy materials because the Board of Directors of Institutional Financial Markets, Inc., a Maryland corporation, or the Company, is soliciting your proxy to vote your shares at the Company’s 2014 annual meeting of stockholders, to be held on June 10, 2014 at 10:00 a.m., local time, at the offices of Duane Morris LLP, located at 1540 Broadway, New York, New York 10036, or at any postponement or adjournment of the meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares. On or about April 28, 2014, paper copies of our proxy materials will have been mailed to our stockholders who directly own shares of our common stock (known as “record holders”) as of the close of business on April 14, 2014. In addition, on or about April 28, 2014, the Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement and our annual report and how to vote online will have been mailed to all of our other stockholders as of the close of business on April 14, 2014.

Notice of Electronic Availability of Proxy Statement and Annual Report

As permitted by SEC rules, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On or about April 28, 2014, we will have mailed to our stockholders (other than record holders) a Notice containing instructions on how to access this proxy statement and our annual report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.

Who May Vote

Only holders of record of shares of our common stock, par value $0.001 per share, which is referred to herein as common stock, and our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, which is referred to herein as Series E Preferred Stock, at the close of business on April 14, 2014, the record date for the annual meeting of stockholders, are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement thereof. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the annual meeting of stockholders for each share of common stock and each share of Series E Preferred Stock held.

How You May Vote

You may vote using any of the following methods:

•	BY MAIL: If you have received your proxy materials by mail, mark, sign, and date your proxy card and return it in the postage-paid envelope that we have provided. The named proxies will vote your shares according to your directions. If you submit a signed proxy card without indicating your vote, the named proxies will vote your shares in favor of the nominees named in this proxy statement and in favor of all other proposals.

•	BY TELEPHONE OR OVER THE INTERNET: Authorize a proxy by telephone by following the instructions in the proxy card or over the Internet by following the instructions in the Notice. If you hold shares of the Company’s common stock in “street name,” please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you do not need to return a proxy card to the Company by mail.

•	BY ATTENDING THE ANNUAL MEETING IN PERSON: Attend the meeting and vote in person. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy from the record holder, executed in your favor, and bring it with you to hand in with your ballot, in order to be able to vote in person at the meeting.

We encourage stockholders to submit their proxies in advance. Voting by proxy will in no way limit your right to attend and vote at the meeting if you later decide to attend in person. If you are or hold a proxy from a record holder, then you may revoke your proxy at any time before it is exercised by: (a) giving written notice of revocation no later than the commencement of the meeting to our Secretary, Rachael Fink, at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104; (b) delivering no later than the commencement of the meeting a properly executed, later-dated proxy; or (c) voting in person at the meeting.

If your shares are held in “street name” by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to submit, change or revoke your voting instructions.

The named proxies will vote in accordance with your instructions on the matters set forth above and will vote upon any other business that may properly come before the meeting in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If you are a holder of record of common stock or Series E Preferred Stock and you return a properly-executed proxy, but do not provide instructions as to one or more matters, the persons named as proxies intend to cast all of the votes you are entitled to cast (i) FOR the election of each nominee for director; (ii) FOR the approval of the Second Amended and Restated Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan (the “2010 Long-Term Incentive Plan”); and (iii) FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. Other than the matters set forth in this proxy statement and any procedural matters relating to the matters set forth herein, we are not aware of any other nominees for election as directors or other business that may properly be brought before the annual meeting.

Quorum

The presence, in person or represented by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum at the meeting. As of the record date, there were 15,255,509 shares of common stock outstanding and entitled to vote at the meeting and 4,983,557 shares of Series E Preferred Stock outstanding and entitled to vote at the meeting. The common stock and the Series E Preferred Stock vote together on all matters. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the meeting for each share of common stock and each share of Series E Preferred Stock held by such stockholder.

If a quorum is not present at the meeting, the stockholders, present in person or represented by proxy, have, or the presiding officer at the meeting has, the power to adjourn the meeting until a quorum is present or represented. Under Maryland law, the presiding officer at the meeting also has the power to adjourn the meeting for any reason, regardless of whether a quorum is present.

Required Vote to Approve Each Proposal

For the election of directors, the eight nominees receiving a plurality of the votes cast (that is, the eight nominees receiving the greatest number of votes) will be elected to the Board of Directors of the Company (the “Board” or the “Board of Directors”). A proxy marked “withhold” with respect to the election of a director will not be voted as to the director indicated, but will be counted for purposes of determining whether there is a quorum at the meeting.

The affirmative vote of a majority of all of the votes cast on the proposal at a meeting at which a quorum is present is required for the approval of the 2010 Long-Term Incentive Plan, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014, and the approval of any other matters properly presented at the meeting.

For purposes of the election of directors, the approval of the 2010 Long-Term Incentive Plan, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014, and the approval of any other matters properly presented at the meeting, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the votes, although they will be considered present for the purpose of determining the presence of a quorum at the meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Please note that brokers, banks or other nominees may not vote your shares with respect to matters that are not “routine” under the rules that guide how most brokers vote your stock. None of the election of directors, approval of the 2010 Long-Term Incentive Plan, or the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 is a “routine” matter. Accordingly, most brokers, banks and other nominees may not vote your shares with respect to any of these proposals without specific instructions from you as to how your shares are to be voted.

Our executive officers and directors beneficially own, in the aggregate, approximately 50.9% of the votes entitled to be cast at the meeting, and intend to vote FOR the election of each nominee for director and FOR each of the other proposals described in this proxy statement. Consequently, the election of each nominee for director, the approval of the 2010 Long-Term Incentive Plan and the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 are virtually assured.

None of the proposals described in this proxy statement, if approved, entitle stockholders to appraisal rights under Maryland law or our charter documents.

Other Information to Review Before Voting

This proxy statement and our Annual Report on Form 10-K are both available on our website at http://www.ifmi.com.

Householding of Proxy Material

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” can result in cost savings. A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders prior to the mailing date. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Notice, our annual report, proxy statement and other proxy materials, please notify your broker or direct your request in writing or by phone to our Secretary, Rachael Fink, at Institutional Financial Markets, Inc., 2929 Arch Street, 17th Floor, Philadelphia, PA 19104; phone: (215) 701-9555.

If you are a stockholder sharing an address with another stockholder who receives multiple copies of the proxy materials and wish to request “householding” of your communications, please contact us at the above address or telephone number.

Cost of Proxy Solicitation

All expenses in connection with the solicitation of proxies will be borne by us. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations and the rules of the NYSE MKT, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in connection with mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock.

Questions and Additional Copies

If you have any questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the proxy card, you should contact:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Attn: Investor Relations

Phone: (215) 701-8952

Email: investorrelations@ifmi.com

PROPOSAL ONE—ELECTION OF DIRECTORS

Pursuant to the Maryland General Corporation Law and our charter and Bylaws, our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors, based on the recommendation of its Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”), has nominated all eight of its current directors, Messrs. Cohen, Costello, Dawson, DiMaio, Donovan, Haraburda, Ricciardi and Subin, for election as directors at the annual meeting, each to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or retirement.

Our Nominating and Corporate Governance Committee knows of no reason why any of these nominees would be unable or unwilling to serve on the Board of Directors, but if any individual named above should be unable or unwilling to serve, the named proxies will vote FOR the election of such other person for director as the Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee, may nominate in the place of such individual.

Names of Directors and Biographical Information; Director Qualifications

Daniel G. Cohen, age 44, has, since September 16, 2013, served as the Vice Chairman of the Board of Directors and of the board of managers of the Company’s majority owned subsidiary, IFMI, LLC, or IFMI, LLC, as President and Chief Executive of the Company’s European Business, and as President, a director and the Chief Investment Officer of the Company’s indirect majority owned subsidiary, Cohen & Company Financial Limited (formerly known as EuroDekania Management Limited), a Financial Conduct Authority regulated investment advisor and broker-dealer focusing on the European capital markets, or CCFL. Mr. Cohen served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. Mr. Cohen served as the executive Chairman of the Company from October 18, 2006 to December 16, 2009. In addition, Mr. Cohen served as the Chairman of the board of managers of IFMI, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of IFMI, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of IFMI, LLC from December 16, 2009 to September 16, 2013. Mr. Cohen served as the Chairman and Chief Executive Officer of J.V.B. Financial Group, LLC (formerly C&Co/PrinceRidge Partners LLC), or JVB, an indirect subsidiary of the Company, from July 19, 2012 to September 16, 2013. Mr. Cohen served as a director of Star Asia Finance, Limited, or Star Asia, a permanent capital vehicle investing in Asian commercial real estate, until the Company’s sale of its interest in Star Asia on February 20, 2014. Mr. Cohen previously served as Chief Executive Officer of RAIT Financial Trust (NYSE: RAS), a real estate finance company focused on the commercial real estate industry, from December 2006 when it merged with Taberna Realty Finance Trust to February 2009, and served as a trustee from the date RAIT acquired Taberna until his resignation from that position on February 26, 2010. Mr. Cohen was Chairman of the board of trustees of Taberna Realty Finance Trust from its inception in March 2005 until December 2006 and its Chief Executive Officer from March 2005 to December 2006. From 1998 to 2000, Mr. Cohen served as the Chief Operating Officer of Resource America Inc., a publicly traded asset management company with interests in energy, real estate and financial services. Mr. Cohen served as Chairman of Cohen Financial Group, Inc. since its inception in April 2007 until its liquidation in February 2012. Mr. Cohen served as a director of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations until it merged with Tiptree Financial Partners, L.P. in June 2011. Since 2000, Mr. Cohen has been the Chairman of the board of directors of The Bancorp, Inc. (NASDAQ: TBBK), a holding company for The Bancorp Bank, which provides various commercial and retail banking products and services to small and mid-size businesses and their principals in the United States. Mr. Cohen also served as the Chairman of the Board of Dekania Acquisition Corp. (NYSE: DEK), a publicly held business combination company focused on acquiring businesses that operate within the insurance industry, from its inception in February 2006 until December 2006, and remained a director of Dekania Acquisition Corp until its liquidation in February 2009. Mr. Cohen served as a member of the board of directors of TRM Corporation (OTC: TRMM), a publicly held consumer services company, from 2000 to September 2006 and as its Chairman from 2003 to September 2006. From 1997 to 1999, Mr. Cohen was a director of Jefferson Bank of Pennsylvania, a commercial bank acquired by Hudson United Bancorp in 1999. Mr. Cohen is a member of the Academy of the University of Pennsylvania, a member of the Visiting Committees for the Humanities and a member of the Paris Center of the University of Chicago. Mr. Cohen is also a Trustee of the List College Board of the Jewish Theological Seminary, a Trustee of the American Academy in Rome, and a Trustee of the Arete Foundation.

Thomas P. Costello, age 68, has served as our director and as the Chairman of the Audit Committee of the Board of Directors, or the Audit Committee, since October 6, 2006. Mr. Costello also serves as a member of the Nominating and Corporate Governance Committee. Mr. Costello served as a trustee and Chairman of the audit committee of the board of trustees of Alesco Financial Trust, or AFT, from January 2006 until the merger of Sunset Financial Resources, Inc., or Sunset, with AFT. Mr. Costello served as a director for KPMG LLP from 2002 to 2004. Prior to that, he was employed at Arthur Andersen LLP for 35 years, including serving as National Practice Director from 1996 to 2002, where he was responsible for the accounting and audit practices of the Arthur Andersen offices in the southeast region of the United States. From 1985 to 1996, he served as partner in charge of the accounting and audit practice in Arthur Andersen’s Philadelphia office. Prior to that, he acted as engagement partner where he served clients in numerous industries and worked with both large multinational and small and mid-sized public companies. From December 2006 to February 2011, Mr. Costello served on the board of directors and was the Chairman of the audit committee of Advanta Corp., a Pennsylvania-based financial services company that is in the process of liquidation. Mr. Costello also is a member of the Board of Trustees and Chairman of the Audit and Compliance Committee of Thomas Jefferson University Hospital. Mr. Costello is a Certified Public Accountant.

G. Steven Dawson, age 56, has served as our director since January 11, 2005. Mr. Dawson also serves as the Chairman of the Nominating and Corporate Governance Committee and as a member of the Audit Committee. Mr. Dawson was previously a member of the compensation committee and nominating and corporate governance committee for Sunset, and was also the Chairman of Sunset’s special committee in connection with Sunset’s merger with AFT. Mr. Dawson is a private investor and in addition to his current board activities noted above, he has, from time to time, served on the boards of other public and private companies. He currently serves on the board of directors of Medical Properties Trust (NYSE: MPW), a Birmingham, Alabama-based real estate investment trust, or REIT, specializing in the ownership of acute care facilities and related medical properties (Chairman of the audit committee) and American Campus Communities (NYSE: ACC), an Austin-based equity REIT focused on student housing (Chairman of the audit committee; member of the compensation committee). From 1990 to 2003, Mr. Dawson served as Chief Financial Officer of Camden Property Trust and its predecessors, a multi-family REIT based in Houston with apartment operations, construction and development activities throughout the United States.

Jack J. DiMaio, Jr., age 47, has served as the Chairman of the Board of Directors since September 24, 2013. Mr. DiMaio is the founder and Chief Executive Officer of the Mead Park group of companies and has served in this capacity since September 2011. Prior to founding Mead Park, Mr. DiMaio was a Managing Director and Global Head of Interest Rate, Credit and Currency Trading of Morgan Stanley, and served in this capacity from September 2009 to August 2011. In addition, Mr. DiMaio served as a member of Morgan Stanley’s Management Committee during his tenure at the firm. Prior to joining Morgan Stanley, Mr. DiMaio co-founded DiMaio Ahmad Capital LLC, a New York-based asset manager specializing in credit markets, and served as the Chief Executive Officer and Managing Partner from February 2005 to August 2009. Before founding DiMaio Ahmad Capital LLC, Mr. DiMaio was a Managing Director and Head of the Diversified Credit Hedge Fund Group at Credit Suisse Alternative Capital, Inc. from March 2004 to February 2005. Prior to that time, Mr. DiMaio was the Chief Executive Officer of Alternative Investments at Credit Suisse Asset Management. In addition, Mr. DiMaio was an Executive Board Member of Credit Suisse Securities (USA), Inc. and of Credit Suisse Asset Management. Mr. DiMaio joined Credit Suisse in 1989, and, after completing its sales and trading program, he joined Credit Suisse’s credit research group. In 1990, Mr. DiMaio joined the Credit Suisse corporate bond trading desk where he was appointed Head Trader in 1995 and the Department Head in

1996. At the end of 1997, Mr. DiMaio was appointed Head of Credit Suisse Global Credit Trading. In 2000, Mr. DiMaio was responsible for Credit Suisse’s entire Global Credit Products Cluster and was named Head of Fixed Income Division North America. Mr. DiMaio holds a B.S. in Finance from New York Institute of Technology.

Joseph M. Donovan, age 59, has served as our director since December 16, 2009 and currently serves as a member of the Compensation Committee of the Board of Directors, or the Compensation Committee, and the Chairman of the Investment Committee of the Board of Directors, or the Investment Committee. Mr. Donovan is currently retired. Prior to his retirement in January 2007, Mr. Donovan was Chairman of Credit Suisse’s ABS and debt financing group, which he led since March 2000. Prior to that, Mr. Donovan was a managing director and head of asset finance at Prudential Securities from 1998 to 2000 and at Smith Barney from 1995 to 1997. Mr. Donovan began his banking career at The First Boston Corporation in 1983, ultimately becoming a managing director at CS First Boston, where he served as Chief Operating Officer of the Investment Banking Department from 1992 to 1995. Mr. Donovan received his MBA from The Wharton School and has a degree in Accountancy from the University of Notre Dame. Mr. Donovan is the Non-Executive Chairman of the Board and Chairman of the audit committee of FLY Leasing Limited (formerly known as Babcock & Brown Air Limited) (NYSE: FLY), an aircraft leasing company headquartered in Dublin, Ireland. Mr. Donovan was a director of RAM Holdings, Ltd. (NASDAQ: RAMR), a Bermuda-based provider of financial guaranty reinsurance, until his resignation from that position on March 1, 2010. Mr. Donovan joined the board of directors of the Homeownership Preservation Foundation, a non-profit organization, in January 2010.

Jack Haraburda, age 75, has served as our director, a member of the Nominating and Corporate Governance Committee (except for a seven month period in 2010) and the Chairman of the Compensation Committee since October 6, 2006. Mr. Haraburda served as a trustee and Chairman of the compensation committee of AFT’s board of trustees from January 2006 until Sunset’s merger with AFT. Mr. Haraburda is the managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda served as managing director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. He has also served in various positions at Merrill Lynch from 1984 until 2003, including as managing director of Merrill Lynch’s Princeton Complex, resident Vice President of Merrill Lynch’s Philadelphia Main Line Complex, marketing director and national sales manager of Merrill Lynch Life Agency and Chairman of Merrill Lynch Metals Company. From 1980 to 1984, he was managing director of Comark Securities, a government securities dealer. From 1968 until 1980, he served as a financial advisor, national sales manager for the Commodity Division, manager of the Atlanta Commodity Office and the Bala Cynwyd office of Merrill Lynch.

Christopher Ricciardi, age 45, has served as a member of the Board of Directors since September 24, 2013. Mr. Ricciardi also serves as a member of the Investment Committee. Mr. Ricciardi is a founding principal of the Mead Park group of companies and has served in that capacity since September 2011. Prior to joining Mead Park, from February 2006 until August 2011, Mr. Ricciardi served as President of the Company, served as President and Chief Executive Officer of IFMI, LLC, and as a member of the board of managers of IFMI, LLC. Mr. Ricciardi served as Chief Executive Officer and as a director of Cohen Financial Group, Inc. from its inception in April 2007 until August 2011. Mr. Ricciardi has held various positions with Dekania Acquisition Corp., Muni Funding Company of America, LLC, the Strategos Deep Value Hedge Fund entities and the Brigadier Hedge Fund entities. Prior to joining IFMI, LLC, Mr. Ricciardi was a Managing Director and Global Head of Structured Credit Products for Merrill Lynch. Prior to joining Merrill Lynch in April 2003, Mr. Ricciardi was a Managing Director and Head of U.S. Structured Credit Products at Credit Suisse. Mr. Ricciardi began his career at Prudential Securities. Mr. Ricciardi has been a member of the advisory boards of The Robins School of Business (University of Richmond) and the Richmond Council (University of Richmond) since 2007. Mr. Ricciardi joined the board of the LSE Centennial Fund, a charitable organization created for the purpose of supporting and advancing the London School of Economics’ mission of research and teaching excellence in the social sciences, in 2010. He earned a B.A. from the University of Richmond with one term at the London School of Economics and an M.B.A. from the Wharton School at the University of Pennsylvania. He is also a CFA charterholder.

Neil S. Subin, age 49, has served as our director since June 7, 2011. Mr. Subin also serves as a member of the Audit Committee, the Compensation Committee and the Investment Committee. Mr. Subin has served as Chairman of the Board of Broadbill Investment Partners, LP, a private investment fund, since 2011. Mr. Subin founded and has been the managing director and president of Trendex Capital Management, a private investment fund focusing primarily on financially distressed companies, since its formation in 1991. Prior to forming Trendex Capital, Mr. Subin was a private investor from 1988 to 1991 and was an associate with Oppenheimer & Co. from 1986 to 1988. Mr. Subin has served as a director of Phosphate Holdings, Inc. (OTC: PHOS.PK) since November 2010, as a director of Hancock Fabrics, Inc. (OTC: HKFI.PK), since August 2009, and as a director of Federal-Mogul Corporation (NASDAQ: FDML) since December 2007. Mr. Subin also served as a director of Primus Telecommunications Group, Incorporated (OTCBB: PMUG.OB) from July 2009 until December 2013, as a director of Movie Gallery, Inc. (OTC: MOVIQ.PK) from May 2008 to December 2010, and a director of FiberTower Corporation (NASDAQ: FTWR) from December 2001 to December 2009.

When determining whether it is appropriate to re-nominate a current director to continue on the Board of Directors, the Board focuses primarily on the information provided in each of the director’s individual biographies set forth above and its knowledge of the character and strengths of the sitting directors. With respect to Mr. Cohen, the Company considered his years of executive leadership with IFMI, LLC as well as other companies, his extensive investment experience and his expertise in strategic planning and business expansion. With regard to Mr. Costello, the Company considered his significant audit experience as well as his expertise and background with regard to accounting and financial matters generally. With regard to Mr. Dawson, the Company considered his experience as a director of the Company and its predecessors as well as his prior experience as the Chief Financial Officer of a public company and as an independent director for other public companies. With regard to Mr. DiMaio, the Company considered his significant experience in the financial services industry, including serving in management positions of other financial institutions, and his unique perspective to corporate strategy and business development. With regard to Mr. Donovan, the Company considered his extensive capital markets experience and his general expertise and background with regard to accounting and financial matters. With regard to Mr. Haraburda, the Company considered his experience as a director of the Company and its predecessors as well as his extensive knowledge of the securities business. With regard to Mr. Ricciardi, the Company considered his extensive leadership both at the Company and in the financial services industry generally, as well as his deep understanding of the Company, its products and its businesses. With regard to Mr. Subin, the Company considered his extensive experience and expertise in the investment management field, particularly with respect to investing in financially distressed companies.

Rights of Certain Stockholders to Nominate Directors

On May 9, 2013, the Company entered into definitive documentation (the “May 2013 Definitive Documentation”) regarding a strategic investment in the Company by Mead Park Capital Partners LLC, of which Messrs. DiMaio and Ricciardi are partners (“Mead Park”), and Cohen Bros. Financial, LLC, of which Mr. Cohen is the sole member (“CBF”).

Pursuant to the May 2013 Definitive Documentation, the Company agreed, among other things, that at any meeting at which the Company’s stockholders may vote for the election of directors, for so long as Mead Park and certain of its affiliates collectively own (i) 15% or more of the Company’s outstanding common stock (as calculated under the May 2013 Definitive Documentation), Mead Park may designate two individuals to stand for election at such meeting, or (ii) 10% or more of the Company’s outstanding common stock (as calculated under the May 2013 Definitive Documentation), Mead Park may designate one individual to stand for election at such meeting.

Pursuant to the May 2013 Definitive Documentation, the Company also agreed, among other things, that at any meeting at which the Company’s stockholders may vote for the election of directors, for so long as CBF and certain of its affiliates collectively own 10% or more of the Company’s outstanding common stock (as calculated under the May 2013 Definitive Documentation), CBF may designate one individual to stand for election at such meeting.

In addition, pursuant to the May 2013 Definitive Documentation, the Company agreed, among other things, that for so long as Mead Park and certain of its affiliates collectively own at least 10% of the Company’s outstanding common stock (as calculated under the May 2013 Definitive Documentation), and both (i) Mr. DiMaio, Jr. is no longer Chairman of the Board of Directors due to his death, disqualification or removal from office as director, and (ii) Mr. Ricciardi is a member of the Board of Directors and agrees to act as Chairman thereof, then the Company will cause Mr. Ricciardi to be elected and appointed as the Chairman of the Board of Directors. In all other situations (including in the event Mr. DiMaio resigns or retires from his positions as Chairman of the Board of Directors), the Chairman of the Board of Directors will be elected and appointed pursuant to the Company’s bylaws.

In accordance with the May 2013 Definitive Documentation, Mead Park has designated Messrs. DiMaio and Ricciardi, and EBC 2013 Family Trust (“EBC Trust”), as assignee of CBF, has designated Mr. Cohen, in each case, to stand for election at the Company’s 2014 annual meeting of stockholders.

Legal Proceedings

None of our directors or executive officers has been involved in any events enumerated under Item 401(f) of Regulation S-K during the past ten years that are material to an evaluation of the ability or integrity of such persons to be our directors or executive officers.

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

There is no family relationship between any of our directors or executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE EIGHT NOMINEES LISTED ABOVE IN PROPOSAL ONE. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH NOMINEES.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION

This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the corporate governance rules of the NYSE MKT, which were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics, or the Code of Ethics, which sets forth basic principles of conduct and ethics to guide all of our employees, officers and directors. The purpose of the Code of Ethics is to:

•	Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

•	Promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•	Promote compliance with applicable governmental laws, rules and regulations;

•	Promote the prompt internal reporting to an appropriate person or committee of violations of the Code of Ethics;

•	Promote accountability for adherence to the Code of Ethics;

•	Provide guidance to employees, officers and directors to help them recognize and deal with ethical issues;

•	Provide mechanisms to report unethical conduct; and

•	Help foster our long-standing culture of honesty and accountability.

A waiver of any provision of the Code of Ethics as it relates to any director or executive officer must be approved by our Board of Directors without the involvement of any director who will be personally affected by the waiver or by a committee consisting entirely of directors, none of whom will be personally affected by the waiver. Waivers of the Code of Ethics for directors or executive officers will be promptly disclosed to our stockholders as required by applicable law. A waiver of any provision of the Code of Ethics as it relates to any other officer or employee must be approved by our Chief Financial Officer or Chief Legal Officer, if any, but only upon such officer or employee making full disclosure in advance of the behavior in question.

The Code of Ethics is available on our website at http://www.ifmi.com and is also available in print free of charge to any stockholder who requests a copy by submitting a written request to Rachael Fink, our Secretary, at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Director Independence

If all of the director nominees are elected to the Board of Directors, then our Board of Directors will be comprised of a majority of independent directors. In order for a director to be considered “independent,” our Board of Directors must affirmatively determine, based upon its review of all relevant facts and circumstances and after considering all applicable relationships, if any, that each of the directors has no direct or indirect material relationship with the Company or its affiliates and satisfies the criteria for independence established by the NYSE MKT and the applicable rules promulgated by the SEC. Our Board of Directors has determined that each of the following director nominees is independent: Thomas P. Costello, G. Steven Dawson, Joseph M. Donovan, Jack Haraburda, and Neil S. Subin. Our Board of Directors has determined that Daniel G. Cohen is not independent because he is an employee of the Company. Our Board of Directors has determined that Christopher Ricciardi is not independent because he was employed by the Company during the past three years. Lastly, our Board of Directors has determined that Jack J. DiMaio, Jr. is not independent because of the contractual relationships and obligations among the Company and Mead Park.

It is the policy of our Board of Directors that the independent members of our Board of Directors meet separately without management directors at least twice per year during regularly scheduled Board meetings to discuss such matters as the independent directors consider appropriate. In 2013, the Company’s independent directors met separately without management and/or non-independent directors three times.

Leadership Structure

The roles of Chairman of the Board and Chief Executive Officer are currently filled by separate individuals. Jack J. DiMaio, Jr. is our Chairman and Lester R. Brafman is our Chief Executive Officer. The Board believes that the separation of the offices of the Chairman and Chief Executive Officer is appropriate at this time because it allows our Chief Executive Officer to focus primarily on the Company’s business strategy, operations and corporate vision. However, the Board does not have a policy mandating that the roles of Chairman and Chief Executive Officer continue to be separated. Our Board elects our Chairman and our Chief Executive Officer, and each of these positions may be held by the same person or may be held by different people. We believe it is important that the Board retain flexibility to determine whether the two roles should be separate or combined based upon the Board’s assessment of the company’s needs and leadership at a given point in time.

As noted above, the independent directors meet without management present at regularly scheduled executive sessions. The current leadership model, when combined with the composition of the Board, the strong leadership of our independent directors and Board committees and the highly effective corporate governance structures and processes already in place, strikes an appropriate balance between consistent leadership and independent oversight of the Company’s business and affairs.

Role of the Board in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas conducted by relevant Board committees that report on their findings to the Board. The oversight responsibility of the Board and the Board committees is facilitated by management reporting processes designed to provide information to the Board concerning the identification, assessment and management of critical risks and management’s risk mitigation strategies and practices. These areas of focus include compensation, financial (including accounting, reporting, credit, liquidity and tax), operational, legal, regulatory, compliance, political and strategic risks. The full Board (or the appropriate Board committee), in concert with the appropriate members of management within the Company, reviews management reports to formulate risk identification, risk management and risk mitigation strategies. When a Board committee initially reviews management reports, the Chairman of the relevant Board committee briefs the full Board on the specifics of the matter at the next Board meeting. This process enables the Board to coordinate the risk oversight role, particularly with respect to risks spanning more than one operational area. The Board’s role in risk oversight does not have a direct effect on the Board’s leadership structure.

Recommendation of Nominees to Our Board of Directors

Subject to the rights of certain stockholders to nominate directors (see “Rights of Certain Stockholders to Nominate Directors” above), our Board of Directors is responsible for the selection of nominees for election or appointment to the Board of Directors based on recommendations of our Nominating and Corporate Governance Committee, which is currently comprised of Mr. Costello, Mr. Dawson and Mr. Haraburda. Our Nominating and Corporate Governance Committee may consider nominees recommended by management and stockholders using the criteria approved by the Board of Directors to evaluate all candidates. Our Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable for members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, our Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board of Directors. Our Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.

Our Board of Directors’ policy is to encourage the selection of directors who will contribute to our overall corporate goals. Our Nominating and Corporate Governance Committee may, from time to time, review the appropriate skills and characteristics required of members of our Board of Directors, including such factors as business experience, diversity and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective board. We do not have a specific policy on diversity of the Board of Directors. Instead, the Board of Directors evaluates nominees in the context of the Board of Directors as a whole, with the objective of recommending a group that can best support the success of the business and, based on the group’s diversity of experience, represent stockholder interests through the exercise of sound judgment. Such diversity of experience may be enhanced by a mix of different professional and personal backgrounds and experiences. Diversity is considered broadly and includes variety in personal and professional backgrounds, experience and skills, geographic location, as well as differences in gender, race, ethnicity and age. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee will consider these factors in light of the specific needs of the Board at the time of such evaluation.

Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board of Directors. To recommend a prospective nominee for the consideration of our Nominating and Corporate Governance Committee, the candidate’s name and qualifications must be submitted in writing to our Secretary at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Communications with Our Company

Any employee, stockholder or other person may communicate with our Board of Directors or individual directors. Any such communications may be sent in writing to Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104, Attn: Board of Directors.

Our Audit Committee has also established procedures for (a) the receipt, retention, and treatment of complaints received by our Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our Company, you may do so in writing to the Chairman of the Audit Committee at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Any such communications may be made anonymously. We also have a compliance hotline that may be used, on an anonymous basis or otherwise, to report any concerns or violations of our standards of conduct, policies or laws and regulations. The number to the hotline is (800) 399-3595.

Director Attendance at Annual Meeting

Although director attendance at our annual meeting each year is strongly encouraged, we do not have an attendance policy. In anticipation of the changes to the composition of the Board of Directors following the Company’s 2013 annual meeting of stockholders, Mr. Cohen attended the meeting as a representative of the entire Board of Directors.

MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS

Meetings of the Board of Directors

During the 2013 fiscal year, our Board of Directors held eleven meetings. Each of our directors attended at least 75% of the total number of meetings held by our Board of Directors during 2013.

Committees of the Board of Directors

The Board of Directors currently has four standing committees: the Audit Committee, the Compensation Committee, the Investment Committee and the Nominating and Corporate Governance Committee. The Board of Directors has affirmatively determined that each committee member satisfies the independence requirements of the NYSE MKT and the SEC for membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. From time to time our Board of Directors may establish a new committee or disband a current committee depending upon the circumstances.

Audit Committee

We have a separately designated standing Audit Committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Audit Committee is currently comprised of three of our independent directors: Messrs. Costello, Dawson and Subin. Mr. Costello is the Chairman of our Audit Committee. Our Board of Directors has determined that each of the members of our Audit Committee is “independent” within the meaning of the rules of the NYSE MKT and the SEC and that each of the members of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE MKT. In addition, our Board of Directors has determined that Mr. Costello is an “audit committee financial expert” as defined by the SEC. Our Audit Committee operates under a written charter that was originally adopted in 2006 and amended in 2007, 2009 and 2014. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, free of charge, to any stockholder who requests a copy by submitting a written request to our Secretary at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104. Our Audit Committee met five times in 2013. Each of the committee members attended all of the meetings of our Audit Committee held during fiscal year 2013.

Our Audit Committee has responsibility for engaging independent registered public accounting firms, reviewing with them the plans and results of the audit engagement, approving the professional services they provide to us, reviewing their independence and considering the range of audit and non-audit fees. Our Audit Committee assists our Board of Directors with oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications, independence and performance of the registered public accounting firm that we employ for the audit of our financial statements; and (d) the performance of the people responsible for our internal audit function. Among other things, our Audit Committee prepares the Audit Committee report for inclusion in our annual proxy statement, conducts an annual review of its charter and evaluates its performance on an annual basis. Our Audit Committee also establishes procedures for the receipt, retention, and treatment of complaints that we receive regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Our Audit Committee has the authority to retain counsel and other experts or consultants at our expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of our Board of Directors.

Compensation Committee

The members of the Compensation Committee are Messrs. Donovan, Haraburda and Subin. Mr. Haraburda is the Chairman of the Compensation Committee. Our Board of Directors has determined that each of the members of the Compensation Committee is “independent” within the meaning of the rules of the NYSE MKT.

The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our directors and officers. The Compensation Committee has overall responsibility for evaluating, recommending changes to and administering our compensation plans, policies and programs. Among other things, the Compensation Committee (a) reviews the Company’s overall compensation structure, policies and programs; (b) makes recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; (c) annually reviews the compensation of directors for service on the Board of Directors and its committees and recommends changes in Board compensation; (d) annually reviews the performance of our Chief Executive Officer and communicates the results of the review to the Chief Executive Officer and the Board of Directors; (e) if required by applicable law, produces an annual report on executive compensation for inclusion in our annual proxy statement; (f) annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval; and (g) annually reviews its performance. The Compensation Committee has authority to grant awards under our 2006 Long-Term Incentive Plan, as amended, and our 2010 Long-Term Incentive Plan. The Compensation Committee also has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of the Board of Directors.

The Compensation Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, without charge, to any stockholder who requests a copy. The Compensation Committee met seven times in 2013. Each of the committee members attended all of the meetings of our Compensation Committee held during fiscal year 2013.

Investment Committee

The members of the Investment Committee are Messrs. Donovan, Ricciardi and Subin. Mr. Donovan is the Chairman of the Investment Committee. Formed in 2010, the Investment Committee’s primary function is to assist the Board of Directors in its oversight of the Company’s investment objectives, practices, strategies and policies. The Investment Committee met two times in 2013. Each of the committee members attended all of the meetings of our Investment Committee held during fiscal year 2013.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Costello, Dawson and Haraburda. Mr. Dawson is the Chairman of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” within the meaning of the rules of the NYSE MKT.

The Nominating and Corporate Governance Committee’s primary functions are to (a) recommend to the Board of Directors qualified candidates for election as directors and recommend a slate of nominees for election as directors at our annual meeting; (b) periodically prepare and submit to the Board of Directors for adoption its selection criteria for director nominees; (c) review and make recommendations on matters involving the general operation of the Board of Directors, including development and recommendation of our corporate governance guidelines; (d) annually recommend to the Board of Directors nominees for each committee of the Board; and

(e) facilitate the assessment of the Board’s performance as a whole and of the individual directors and report thereon to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking the approval of the Board of Directors.

The Nominating and Corporate Governance Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, without charge, to any stockholder who requests a copy. Our Nominating and Corporate Governance Committee met one time in 2013. Each of the committee members attended the meeting of our Nominating and Corporate Governance held during fiscal year 2013.

EXECUTIVE OFFICERS

Set forth below is information regarding our executive officers as of April 28, 2014.

Name	Age	Position
Lester R. Brafman	51	Chief Executive Officer
Daniel G. Cohen	44	President and Chief Executive, European Business
Joseph W. Pooler, Jr.	48	Executive Vice President, Chief Financial Officer and Treasurer

Lester R. Brafman, age 51, has served as the Chief Executive Officer of the Company and of IFMI, LLC since September 16, 2013. Mr. Brafman served as the President of the Company and of IFMI, LLC from June 3, 2013 until September 16, 2013. Prior to joining the Company and IFMI, LLC, Mr. Brafman served as a Managing Director at Goldman Sachs & Co. from July 2001 until August 2012. During his tenure at Goldman Sachs, Mr. Brafman held various positions including in Leveraged Finance Sales; as Chief Operating Officer of Global Credit and Mortgage Trading; and in High Yield and Distressed Trading. Prior to joining Goldman Sachs, Mr. Brafman served as a Managing Director at Credit Suisse First Boston from July 1994 until October 2000 where, over the course of his employment, he served as Head of High Yield Trading and as Head of Emerging Market and Sovereign Trading. Prior to joining Credit Suisse, Mr. Brafman worked at Wasserstein Perella & Co. from March 1992 until July 1994, and at Lehman Brothers Holdings Inc. from September 1988 until March 1992. Mr. Brafman received a B.A. from Columbia University and an M.B.A. from the Amos Tuck School of Business Administration, Dartmouth College.

Daniel G. Cohen, age 44, has served as the President and Chief Executive of the Company’s European Business since September 16, 2013. See “Proposal One –Election of Directors” above for Mr. Cohen’s biographical information.

Joseph W. Pooler, Jr., age 48, has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since December 16, 2009 and as IFMI, LLC’s Chief Financial Officer since November 2007 and as Chief Administrative Officer since May 2007. From July 2006 to November 2007, Mr. Pooler also served as Senior Vice President of Finance of IFMI, LLC. From November 2007 to March 2009, Mr. Pooler also served as Chief Financial Officer of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations. Prior to joining IFMI, LLC, from 1999 to 2005, Mr. Pooler held key management positions at Pegasus Communications Corporation (now known as Xanadoo Company (OTC: XAND)), which operated in the direct broadcast satellite television and broadcast television station segments. While at Pegasus, Mr. Pooler held various positions including Chief Financial Officer, Principal Accounting Officer, and Senior Vice President of Finance. From 1993 to 1999, Mr. Pooler held various management positions with MEDIQ, Incorporated, including Corporate Controller, Director of Operations, and Director of Sales Support. Mr. Pooler holds a B.A. from Ursinus College, an M.B.A. from Drexel University, and was a Certified Public Accountant in the Commonwealth of Pennsylvania (license lapsed).

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table summarizes the executive compensation earned by the Company’s named executive officers in 2013 and 2012.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)		Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($)		Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)	Total ($)
Lester Brafman	2013	347,500	400,000	—		2,101,409	(7)	—		—	397	2,849,306
Chief Executive Officer (3)	2012	—	—	—		—		—		—	—	—

Daniel G. Cohen	2013	600,000	—	—		—		—		—	8,358	608,358
Vice Chairman (4)	2012	314,444	—	266,000	(6)	—		900,000	(9)	—	4,116	1,484,560

Joseph W. Pooler, Jr.	2013	419,167	125,000	—		75,000	(8)	—		—	8,358	627,525
Executive Vice President, Chief Financial Officer & Treasurer (5)	2012	400,000	—	46,550	(8)	—		250,000	(9)	—	8,183	704,733

(1)	Amounts in this column represent the grant date fair value of the restricted stock award and stock option award, computed in accordance with FASB Accounting Standards Codification, or ASC, Topic 718, Compensation-Stock Compensation. The assumptions used in the calculations of these amounts are included in note 20 to the Company’s audited financial statements for the year ended December 31, 2013 in the Company’s Annual Report on Form 10-K. Amounts do not correspond to the actual value that may be recognized by the named executive officer.
(2)	Amounts in this column represent 401(k) plan matching contributions made by the Company and life insurance premium payments paid by the Company.
(3)	Mr. Brafman has served as the Chief Executive Officer of the Company since September 16, 2013. Mr. Brafman served as the President of the Company and of IFMI, LLC from June 3, 2013 until September 16, 2013.
(4)	Mr. Cohen has, since September 16, 2013, served as the Company’s Vice Chairman of the Board of Directors and of the board of managers of IFMI, LLC, President and Chief Executive of the Company’s European Business, and President of CCFL. Mr. Cohen served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. In addition, Mr. Cohen served as the Chairman of the board of managers of IFMI, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of IFMI, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of IFMI, LLC from December 16, 2009 to September 16, 2013.
(5)	Mr. Pooler has served as the Company’s Executive Vice President and Chief Financial Officer and Treasurer since December 16, 2009.
(6)	Effective January 15, 2013, 200,000 restricted shares of our common stock were awarded to Mr. Cohen, and 35,000 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2012 (as more fully discussed below). The grant date fair value per share for these restricted shares was $1.33. These restricted shares were awarded under the 2010 Long-Term Incentive Plan. With regard to Mr. Cohen, 100,000 of his restricted shares vested on December 31, 2013 and the remaining 100,000 shares will vest on December 31, 2014 so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. With regard to Mr. Pooler, 17,500 of his restricted shares vested on December 31, 2013 and the remaining 17,500 shares will vest on December 31, 2014 so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
(7)	Effective November 30, 2013 (the “Brafman Grant Date”), the Company granted to Mr. Brafman two Non-Qualified Stock Option Awards.

Details regarding the option granted to Mr. Brafman pursuant to the first Non-Qualified Stock Option Award (the “Initial Award”) are as follows:

Number of Underlying Shares	Vesting Schedule	Exercise Price	Grant Date Fair Value Per Underlying Share
500,000	Option vests on November 30, 2016.	$3.00	$0.83

Details regarding the three options granted to Mr. Brafman pursuant to the second Non-Qualified Stock Option Award (the “Second Award” and, together with the Initial Award, the “Brafman Awards”) are as follows:

Number of Underlying Shares	Vesting Schedule	Exercise Price	Grant Date Fair Value Per Underlying Share
500,000	Option vests on November 30, 2016.	$3.00	$0.83

1,000,000	Option vests in three equal annual installments beginning on November 30, 2014.	$4.00	$0.69

1,000,000	Option vests in three equal annual installments beginning on November 30, 2014.	$5.00	$0.59

The grant date fair values were determined using the following assumptions in the Black Scholes valuation model: (i) expected volatility—68.5%; (ii) expected dividends—3.49%; (iii) expected life—4.0 years; and (iv) risk free interest rate—0.96%.

All of the options granted to Mr. Brafman pursuant to the Brafman Awards (each a “Brafman Option” and, collectively, the “Brafman Options”) were granted under the 2010 Long-Term Incentive Plan.

The Brafman Options expire on the fifth anniversary of the Brafman Grant Date, subject to earlier expiration or termination of the Brafman Options as provided under the Brafman Awards and the 2010 Long-Term Incentive Plan.

Each Brafman Option granted under the Second Award is conditioned on the approval of the 2010 Long-Term Incentive Plan by the Company’s stockholders, and such Brafman Options will terminate and be forfeited if stockholder approval of the 2010 Long-Term Incentive Plan is not obtained within 12 months from the Brafman Grant Date. The Brafman Option granted under the Initial Award is not subject to the Company’s stockholder approval of the 2010 Long-Term Incentive Plan.

(8)	Effective February 13, 2014 (the “Pooler Grant Date”), the Company granted to Mr. Pooler a Non-Qualified Stock Option Award (the “Pooler Award”).

Details regarding the option granted to Mr. Pooler (the “Pooler Option”) pursuant to the Pooler Award are as follows:

Number of Underlying Shares	Vesting Schedule	Exercise Price	Grant Date Fair Value Per Underlying Share
107,143	Option vests with respect to 53,571 shares on December 31, 2014 and with respect to the remaining 53,572 shares on December 31, 2015.	$4.00	$0.70

The grant date fair value was determined using the following assumptions in the Black Scholes valuation model: (i) expected volatility—68.1%; (ii) expected dividends—3.29%; (iii) expected life—3.5 years; and (iv) risk free interest rate—0.74%.

The Pooler Option was awarded under the 2010 Long-Term Incentive Plan and expires on the fifth anniversary of the Pooler Grant Date, subject to earlier expiration or termination of the options as provided under the Pooler Award and the 2010 Long-Term Incentive Plan.

The Pooler Option was granted to Mr. Pooler based on his performance in 2013.

(9)	Amounts reflect awards under our Company’s Cash Bonus Plan, as more fully discussed below. Pursuant to the terms and conditions of the award agreement, the award began to vest commencing on January 31, 2013, and 11.11% of the remaining award vested on the last day of the eight successive calendar months thereafter, such that the award was considered to be 100% vested as of September 30, 2013. If the executive officer voluntarily resigned or was terminated for cause prior to September 30, 2013, the executive was obligated to repay to the Company any unvested net amounts of the award which were paid to the executive.

At the beginning of 2012, the Compensation Committee established performance targets for 2012 incentive plan compensation for each of the executive officers at such time based on (a) total revenues (weighted at 25%), and (b) pre-tax net income (weighted at 75%). The baseline amount of each performance target was set by the Compensation Committee at 100% of the Board approved 2012 budget; the achievement of each performance target would result in a baseline cash incentive award and a baseline equity incentive award for each of the executive officers. The baseline cash incentive award amounts also could, subject to Compensation Committee approval, increase in 20% increments for every 10% increase in performance above the baseline performance targets, and decrease in 20% increments for every 10% shortfall in performance below the baseline performance targets. The baseline equity incentive award amounts could, subject to Compensation Committee approval, decrease in 20% increments for every 10% decrease in performance below the baseline performance targets, but could not increase above the baseline award amounts. After the Compensation Committee considered certain adjustments to the total revenue and pre-tax income performance in 2012, the Company achieved 100% of the adjusted baseline total revenue performance target and achieved 92% of the adjusted baseline pre-tax net income performance target. Although our named executive officers were eligible to receive higher incentive plan compensation based on these levels of achievement, the Compensation Committee in its discretion decided to award 48% of the calculated cash incentive award and 20% of the calculated equity incentive award for the Company’s fiscal 2012 performance. The amount of the cash incentive compensation paid to Mr. Cohen and Mr. Pooler based upon the previously established formula is reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table. The amount of the equity incentive compensation paid to Mr. Cohen and Mr. Pooler based upon the previously established formula is reflected under “Stock Awards” in the Summary Compensation Table above.

The Compensation Committee did not establish performance targets for 2013 incentive plan compensation. Rather, in February 2014 and after consultation with Messrs. DiMaio and Ricciardi, Mr. Brafman recommended to the Compensation Committee the amount and form of the cash bonus and equity compensation for himself and Mr. Pooler with respect to 2013 performance. In February 2014, the Board of Directors, upon the Compensation Committee’s recommendation, unanimously approved the compensation for each executive officer for 2013.

As reflected under “Bonus” in the Summary Compensation Table above, Messrs. Brafman and Pooler were awarded discretionary cash bonus awards in the amounts of $400,000 and $125,000, respectively. In determining the amounts of Messrs. Brafman’s and Pooler’s discretionary cash bonuses, the Compensation Committee considered Messrs. Brafman’s and Pooler’s respective roles during 2013 in connection with the following transactions:

•	The September 2013 strategic investment in the Company by Mead Park and CBF pursuant to the May 2013 Definitive Documentation;

•	The proposed merger of the Company’s two registered broker-dealer subsidiaries, C&Co/PrinceRidge LLC (formerly known as The PrinceRidge Group LLC) and JVB Financial Group, LLC, into a single broker-dealer subsidiary. This merger was ultimately consummated in January 2014 and reduced the size of the Company’s workforce by approximately 20% by eliminating certain redundant and non-core business lines; and

•	The proposed sale of all of the Company’s interests in the Star Asia Group (as defined below) for approximately $20.0 million and a 15% revenue share of certain Star Asia Group management companies (the “Star Asia Revenue Share”). Negotiations surrounding this transaction commenced in the fourth quarter of 2013, and the transaction was ultimately consummated in February 2014. The “Star Asia Group” includes: the Company’s 28% interest in Star Asia; 100% interest in Star Asia Management Ltd.; 2.2% interest in Star Asia Japan Special Situations LP; 33.3% interest in Star Asia Advisors, Ltd.; 33.3% interest in Star Asia Partners Ltd.; and 33.3% interest in Star Asia Capital Management, LLC. The Star Asia Revenue Share will last until at least February 2018.

In light of the contractual incentive compensation provisions (as described below) under the Current Cohen Employment Agreement (as defined below), the Compensation Committee, following consultation with Mr. DiMaio, determined not to award any discretionary cash bonus or equity compensation to Mr. Cohen with respect to his 2013 performance. No executive officer other than Mr. Brafman had any role in determining or recommending the amount or form of executive officer or director compensation.

Outstanding Equity Awards at Fiscal Year-End 2013

The following table summarizes the equity awards the Company has made to each of the named executive officers that were outstanding as of December 31, 2013.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Lester Brafman	—	—	500,000	(2)	$3.00	11/30/2018	—	—	—		—
			500,000	(3)	$3.00	11/30/2018
			1,000,000	(3)	$4.00	11/30/2018
			1,000,000	(3)	$5.00	11/30/2018

Daniel G. Cohen	—	—	—		—	—	—	—	100,000	(5)	$198,000

Joseph W. Pooler, Jr.	—	—	107,143	(4)	$4.00	2/13/2019	—	—	17,500	(5)	$34,650

(1)	The amounts set forth in this column equal the number of restricted shares of common stock indicated multiplied by the close of the Company’s common stock ($1.98) as reported by the NYSE MKT on December 31, 2013.
(2)	Effective on the Brafman Grant Date, Mr. Brafman was granted the Initial Award pursuant to which he was granted an option to purchase 500,000 shares of the Company’s common stock. This Brafman Option expires on the fifth anniversary of the Brafman Grant Date, subject to earlier expiration or termination of the Brafman Option as provided under the Initial Award and the 2010 Long-Term Incentive Plan.

The grant date fair value per share for the Brafman Option granted under the Initial Award was $0.83.

The Brafman Option granted under the Initial Award is not subject to the Company’s stockholder approval of the 2010 Long-Term Incentive Plan. The Brafman Option to purchase 500,000 shares of common stock granted under the Initial Award will vest and become exercisable on the third anniversary of the Brafman Grant Date at an exercise price of $3.00 per share.
(3)	Effective on the Brafman Grant Date, Mr. Brafman was granted the Second Award. For details regarding the Second Award, see note 7 to the Summary Compensation Table above.
(4)	Effective on the Pooler Grant Date, Mr. Pooler was granted the Pooler Award. For details regarding the Pooler Award, see note 8 to the Summary Compensation Table above.
(5)	Effective January 15, 2013, 200,000 restricted shares of the Company’s common stock were awarded to Mr. Cohen and 35,000 restricted shares of the Company’s common stock were awarded to Mr. Pooler, based on their respective performance in 2012. These restricted shares were awarded under the 2010 Long-Term Incentive Plan. Of these restricted shares, 100,000 and 17,500 of Mr. Cohen’s and Pooler’s restricted shares, respectively, vested on December 31, 2013. The remaining 100,000 and 17,500 of Mr. Cohen’s and Pooler’s restricted shares, respectively, will vest on December 31, 2014.

Employment Agreements; Termination of Employment and Change of Control Arrangements

Employment Agreements with Named Executive Officers

Lester Brafman, Chief Executive Officer

Mr. Brafman’s Previous Employment Agreement

On June 3, 2013, the Company and IFMI, LLC entered into an Employment Agreement with Mr. Brafman (the “Previous Brafman Employment Agreement”).

Pursuant to the Previous Brafman Employment Agreement, Mr. Brafman served as the President for both the Company and IFMI, LLC. In addition, under the Previous Brafman Employment Agreement, the Board of Directors could appoint Mr. Brafman as Chief Executive Officer of the Company and IFMI, LLC at any time.

The term of the Previous Brafman Employment Agreement was scheduled to end on February 28, 2014 and provided that Mr. Brafman’s minimum base salary was $600,000 per annum. In addition, the Compensation Committee could periodically review Mr. Brafman’s base salary and provide for such increases as it deemed appropriate, in its discretion.

Under the Previous Brafman Employment Agreement, in addition to base salary, for each fiscal year of IFMI, LLC ending during the term, Mr. Brafman had the opportunity to receive an annual bonus in an amount and on such terms as were to be determined by the Compensation Committee. The Compensation Committee also had the discretion to grant Mr. Brafman other bonuses in such amounts and on such terms as it determined, in its discretion. The foregoing did not limit Mr. Brafman’s eligibility to receive any other bonus under any other bonus plan, stock option or equity-based plan, or other policy or program of the Company or IFMI, LLC.

Under the Previous Brafman Employment Agreement, Mr. Brafman was entitled to participate in any equity compensation plan of the Company or IFMI, LLC in which he was eligible to participate, and could be granted, in accordance with any such plan, options to purchase units of membership interest of IFMI, LLC, options to purchase shares of the Company’s common stock, shares of restricted stock, and/or other equity awards in the discretion of the Compensation Committee. The Previous Brafman Employment Agreement also provided that Mr. Brafman was entitled to participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits and perquisites that were available to other senior executives of IFMI, LLC generally, in each case to the extent that Mr. Brafman was eligible under the terms of such plans or programs.

Pursuant to the Previous Brafman Employment Agreement, in the event Mr. Brafman was terminated by the Company due to his death or disability, Mr. Brafman (or his estate or beneficiaries, as applicable) were to be entitled to receive (i) any base salary earned through the date of termination, all other rights and benefits earned and accrued or vested under the Previous Brafman Employment Agreement or under any plan, program, agreement, corporate governance document or arrangement of IFMI, LLC prior to the date of termination, and reimbursement under the Previous Brafman Employment Agreement for expenses incurred prior to the date of termination, in each case in accordance with the terms and conditions applicable thereto (collectively, the “Previous Brafman Accrued Benefits”); (ii) a single-sum cash payment in an amount equal to the value of Mr. Brafman’s base salary that would have been paid to him for the remainder of the year in which the termination occurred; and (iii) a single-sum cash payment in an amount equal to (x) $900,000, multiplied by (y) a fraction, the numerator of which was the number of days in the calendar year through the date of termination and the denominator of which was 365. In addition, in the event that Mr. Brafman was terminated by the Company due to his death or disability, all outstanding unvested equity-based awards held by Mr. Brafman were to fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

If Mr. Brafman terminated his employment without “Good Reason” (as defined in the Previous Brafman Employment Agreement) or the Company terminated his employment for “Cause” (as defined in the Previous Brafman Employment Agreement), then Mr. Brafman was to be entitled only to receive any base salary and other benefits earned and accrued prior to the date of termination.

If Mr. Brafman terminated his employment with “Good Reason” or the Company terminated his employment without “Cause,” then (1) Mr. Brafman was to receive all Previous Brafman Accrued Benefits; (2) Mr. Brafman was to receive a single-sum cash payment in an amount equal to $950,000; (3) all outstanding unvested equity-based awards (including without limitation stock options and restricted stock) held by Mr. Brafman were to fully vest and become immediately exercisable, as applicable; and (4) unless otherwise prohibited by the Employee Retirement Income Security Act of 1974 (“ERISA”), the Internal Revenue Code of 1986, as amended (the “Code”), or applicable law, Mr. Brafman and his eligible dependents were to continue to be covered under the Company’s benefit plans for the 12-month period following the termination of his employment, subject to certain exceptions. Under the Previous Brafman Employment Agreement, if the Board of Directors did not appoint Mr. Brafman to the position of Chief Executive Officer of the Company and IFMI, LLC by February 28, 2014, then Mr. Brafman could have terminated the Previous Brafman Employment Agreement for “Good Reason” thereunder.

In the event of a “Change of Control” (as defined in the Previous Brafman Employment Agreement) during the term of the Previous Brafman Employment Agreement, all outstanding unvested equity-based awards then held by Mr. Brafman were to fully vest and become immediately exercisable, as applicable. In addition, if Mr. Brafman terminated his employment with IFMI, LLC within six months following the date of such a Change of Control and provided transition services for up to six months following such termination, to the extent reasonably requested by IFMI, LLC, then such termination was to be treated as a termination for “Good Reason,” and Mr. Brafman was to be entitled to the compensation set forth in the immediately preceding paragraph.

Pursuant to the Previous Brafman Employment Agreement, if any amount payable to or other benefit to which Mr. Brafman was entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Brafman, which was deemed to constitute a parachute payment and would have resulted in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments were to be reduced (but not below zero) so that the maximum amount was $1.00 less than the amount which would have caused the parachute payments to be subject to the excise tax.

All termination payments, other than the Previous Brafman Accrued Benefits, were subject to the execution of a general release by Mr. Brafman (or his estate or beneficiaries, as applicable).

The Previous Brafman Employment Agreement contained a non-competition provision restricting Mr. Brafman’s ability to engage in certain activities that were competitive with the Company for a period of three months following the end of the term of the Previous Brafman Employment Agreement. The Previous Brafman Employment Agreement also contained customary confidentiality provisions. In addition for a period of six months following the end of the term of the Previous Brafman Employment Agreement, regardless of the reason the term of the Previous Brafman Employment Agreement ends, Mr. Brafman was prohibited under certain circumstances from soliciting the Company’s employees, customers and clients.

Mr. Brafman’s Current Employment Agreement

On September 16, 2013, the Company and IFMI, LLC entered into an Employment Agreement (the “Current Brafman Employment Agreement”) with Mr. Brafman. The Current Brafman Employment Agreement terminated the Previous Brafman Employment Agreement. Mr. Brafman was not entitled to any payments or other benefits (including, but not limited to, the acceleration of any payments, awards or other benefits) under the Previous Brafman Employment Agreement as a result of, or in connection with, the termination thereof.

Other than as set forth below, the terms and conditions of the Current Brafman Employment Agreement and the Previous Brafman Employment Agreement are substantially identical.

Under the Current Brafman Employment Agreement, Mr. Brafman will serve as the Chief Executive Officer of both the Company and IFMI, LLC.

The term of the Current Brafman Employment Agreement ends on December 31, 2014.

Pursuant to the Current Brafman Employment Agreement, if Mr. Brafman is terminated by the Company due to Mr. Brafman’s death or disability during the term thereof, then Mr. Brafman (or his estate or beneficiaries, as the case may be) will be entitled to receive (i) (A) any base salary earned through the date of termination, (B) any performance bonus determined by the Company to be earned and payable, but not yet paid in respect of any fiscal year completed before the date of termination, (C) all other rights and benefits earned and accrued or vested under the Current Brafman Employment Agreement or under any plan, program, agreement, corporate governance document or arrangement of IFMI, LLC prior to the date of termination, and (D) reimbursement under the Current Brafman Employment Agreement for expenses incurred prior to the date of termination, in each case in accordance with the terms and conditions applicable thereto (collectively, the “Current Brafman Accrued Benefits”); (ii) a single-sum cash payment in an amount equal to the value of Mr. Brafman’s base salary that would have been paid to him for the remainder of the year in which the termination occurs; and (iii) a single-sum cash payment in an amount equal to (x) (I) $875,000, if the date of termination occurs on or prior to December 31, 2013, or (II) $1,500,000, if the date of termination occurs on or after January 1, 2014, multiplied, in each case, by (y) a fraction, the numerator of which is the number of days in the calendar year through the date of termination and the denominator of which is 365.

If Mr. Brafman terminates his employment without “Good Reason” (as defined in the Current Brafman Employment Agreement) or the Company terminates his employment for “Cause” (as defined in the Current Brafman Employment Agreement), then Mr. Brafman will only be entitled to receive the Current Brafman Accrued Benefits.

If Mr. Brafman terminates his employment with “Good Reason” or the Company terminates his employment without “Cause,” then (1) Mr. Brafman will receive the Current Brafman Accrued Benefits; (2) Mr. Brafman will receive a single-sum cash payment in an amount equal to (x) $875,000, if the date of termination occurs on or prior to December 31, 2013, or (y) $1,500,000, if the date of termination occurs on or after January 1, 2014; (3) all outstanding unvested equity-based awards (including without limitation stock options and restricted stock) held by Mr. Brafman will fully vest and will become immediately exercisable, as applicable; and (4) unless otherwise prohibited by ERISA, the Code, or applicable law, Mr. Brafman and his eligible dependents will continue to be covered under the Benefits Plans for the 12-month period following the termination of his employment, subject to certain exceptions.

Daniel G. Cohen, Vice Chairman of the Board of Directors and of the board of managers of IFMI, LLC, President and Chief Executive of the Company’s European Business, and President of CCFL

Mr. Cohen’s Previous Employment Agreements—the Cohen IFMI Agreement and the Cohen PrinceRidge Agreement

On February 18, 2010, the Company and IFMI, LLC entered into an Employment Agreement with Daniel G. Cohen, which was amended on December 18, 2012 by Amendment No. 1 to Employment Agreement (as so amended, the “Cohen IFMI Agreement”). Pursuant to the Cohen IFMI Agreement, Mr. Cohen served as the Chairman, Chief Executive Officer and Chief Investment Officer of both the Company and IFMI, LLC. The initial term of the Cohen IFMI Agreement ended on December 31, 2012, however, the Cohen IFMI Agreement provided that the term of the agreement was to be renewed automatically for additional one year periods unless earlier terminated by the parties thereto.

The Cohen IFMI Agreement provided that Mr. Cohen’s minimum base salary was to be $1,000,000 per annum through December 31, 2010, and that Mr. Cohen’s base salary for fiscal years after 2010 was to be determined by the Compensation Committee.

During the term of the Cohen IFMI Agreement, in addition to base salary, for each fiscal year of the Company ending during the term, Mr. Cohen had the opportunity to receive an annual cash bonus in an amount and on such terms to be determined by the Compensation Committee. Although the Cohen IFMI Agreement did not provide for any specific equity awards, the Cohen IFMI Agreement did provide that Mr. Cohen could participate in any Company equity compensation plan in which he was eligible to participate, and was able to, without limitation, be granted, in accordance with any such plan, options to purchase shares of the Company’s common stock, shares of restricted stock, and other equity awards in the discretion of the Compensation Committee.

The Cohen IFMI Agreement provided that Mr. Cohen could participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that were available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen was eligible under the terms of such plans or programs.

Pursuant to the Cohen IFMI Agreement, in the event Mr. Cohen was terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as applicable) was to be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to the value of his base salary that would have been paid to him for the remainder of the year in which the termination occurred; (c) without duplication of amounts due under (a) and (b), a single-sum payment equal to the value of the highest bonus earned by Mr. Cohen in the one year period preceding the date of termination, multiplied by a fraction (x) the numerator of which was the number of days in the fiscal year preceding the termination and (y) the denominator of which was 365; and (d) all of his outstanding unvested equity-based awards became fully vested and immediately exercisable, as applicable, subject to the terms of such awards.

Pursuant to the Cohen IFMI Agreement, if Mr. Cohen terminated his employment without “Good Reason” (as defined in the Cohen IFMI Agreement) or the Company terminated his employment for “Cause” (as defined in the Cohen IFMI Agreement), Mr. Cohen was to be entitled only to any base salary and other benefits earned and accrued prior to the date of termination. If Mr. Cohen terminated his employment with “Good Reason,” the Company terminated his employment without “Cause,” or the Company chose not to renew the Cohen IFMI Agreement at its termination, Mr. Cohen was to be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times (x) the average of the base salary amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, (y) if less than three years had elapsed between the date of the Cohen IFMI Agreement and the date of termination, the highest base salary paid to Mr. Cohen in any calendar year prior to the date of termination, or (z) if less than 12 months had elapsed from the date of the Cohen IFMI Agreement to the date of termination, the highest base salary received in any month times 12; and (c) all of his outstanding unvested equity-based awards were to become fully vested and immediately exercisable, as applicable, subject to the terms of such awards.

Pursuant to the Cohen IFMI Agreement, in the event of a “Change of Control” (as defined in the Cohen IFMI Agreement), all of Mr. Cohen’s outstanding unvested equity-based awards were to become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Cohen remained with the Company through the first anniversary of a “Change of Control,” but left the Company within six months thereafter, such termination was to be treated as a termination for “Good Reason,” and Mr. Cohen was to be entitled to the compensation set forth in the preceding paragraph.

Pursuant to the Cohen IFMI Agreement, if any amount payable to or other benefit to which Mr. Cohen was entitled would be deemed to constitute a “parachute payment” (as defined in the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which was deemed to constitute a parachute payment and would have resulted in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments were to be reduced (but not below zero) so that the maximum amount was $1.00 less than the amount which would have caused the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments was equal to or greater than $50,000, then there was not to be any reduction and the full amount of the parachute payment was to be payable to Mr. Cohen.

All termination payments, other than for death or disability, were subject to Mr. Cohen signing a general release.

The Cohen IFMI Agreement contained a non-competition provision restricting Mr. Cohen’s ability to engage in certain activities that were competitive with the Company for a period of six months after the end of the term of the Cohen IFMI Agreement. The Cohen IFMI Agreement also contained customary confidentiality provisions.

In addition to the Cohen IFMI Agreement, on May 31, 2011, Mr. Cohen entered into an Executive Agreement (the “Cohen PrinceRidge Agreement”) with J.V.B. Financial Group Holdings (formerly known as C&Co/PrinceRidge Holdings LP and as PrinceRidge Holdings LP), or PrinceRidge, pursuant to which Mr. Cohen served as the Vice Chairman, the Chief Investment Officer, and Managing Director and Head of the Structured Products division of PrinceRidge. The initial term of the Cohen PrinceRidge Agreement was to end on December 31, 2013, however, the Cohen PrinceRidge Agreement provided that the term of the agreement was to be renewed automatically for additional one year periods unless earlier terminated by the parties thereto.

Pursuant to the Cohen PrinceRidge Agreement, Mr. Cohen was to be entitled to receive a guaranteed payment, or the Cohen Guaranteed Payment. For 2012 and 2013, the Cohen Guaranteed Payment was equal to $200,000, plus the amount of the Initial Annual Allocation, or the Cohen Initial Annual Allocation, for the immediately preceding year, if any. “Initial Annual Allocation” was defined in the Cohen PrinceRidge Agreement as an amount equal to 20% of the “Adjusted Profit” (as defined in the Cohen PrinceRidge Agreement) of PrinceRidge, up to a maximum of $800,000. The Cohen Initial Annual Allocation for 2011 and 2012 was $0. Consequently, the Cohen Guaranteed Payment for each of 2012 and 2013 was equal to $200,000 of which, with respect to 2013, Mr. Cohen received $175,000 prior to the termination of the Cohen PrinceRidge Agreement.

Pursuant to the Cohen PrinceRidge Agreement, in addition to the Cohen Initial Annual Allocation, Mr. Cohen was entitled to an annual allocation from PrinceRidge equal to 8 1/3% of “Post-Initial Allocation Profit” (as defined in the Cohen PrinceRidge Agreement) of PrinceRidge, or the Cohen Supplemental Annual Allocation. Subject to certain conditions, for a period of 60 days following the payment of the Cohen Initial Annual Allocation and the Cohen Supplemental Annual Allocation, Mr. Cohen had the opportunity to purchase additional units (the value of which could not exceed the amount of the Cohen Initial Annual Allocation and the Cohen Supplemental Annual Allocation) of PrinceRidge at a price based on the then-current book value of PrinceRidge.

The Cohen PrinceRidge Agreement provided that Mr. Cohen could participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that were available to other senior executives of PrinceRidge generally, in each case to the extent that Mr. Cohen was eligible under the terms of such plans or programs.

Pursuant to the Cohen PrinceRidge Agreement, in the event Mr. Cohen was terminated by PrinceRidge due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as applicable) was to be entitled to receive (a) any Cohen Guaranteed Payment and other benefits (including any allocations, or the Cohen Prior Year Allocations, for a fiscal year completed before termination of the Cohen PrinceRidge Agreement but not yet paid) earned and accrued under the Cohen PrinceRidge Agreement prior to the date of termination, as well as any Cohen Initial Annual Allocation and Cohen Supplemental Annual Allocation, or the Cohen Partial Year Allocations, for any portion of a fiscal year completed before termination and earned and accrued but not yet paid under the Cohen PrinceRidge Agreement prior to the termination of the Cohen PrinceRidge Agreement; (b) a single-sum payment equal to the Cohen Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; (c) a single-sum payment equal to the sum of (1) the Cohen Initial Annual Allocation, and (2) the Cohen Supplemental Annual Allocation earned by Mr. Cohen, if any, in the fiscal year preceding the date of termination (which amount was to be annualized to the extent the termination occurred prior to the completion of a full fiscal year), multiplied by a fraction (x) the numerator of which was the number of days in the fiscal year preceding the termination, and (y) the denominator of which was 365.

If Mr. Cohen terminated his employment without “Good Reason” (as defined in the Cohen PrinceRidge Agreement) or PrinceRidge terminated his employment for “Cause” (as defined in the Cohen PrinceRidge Agreement), then Mr. Cohen was to be entitled only to any Cohen Guaranteed Payment and other benefits (including Cohen Prior Year Allocations and Cohen Partial Year Allocations) earned and accrued prior to the date of termination.

Pursuant to the Cohen PrinceRidge Agreement, if Mr. Cohen terminated his employment with Good Reason, or PrinceRidge terminated his employment without Cause, then Mr. Cohen was to be entitled to receive (a) a single-sum payment equal to accrued but unpaid Cohen Guaranteed Payments and other benefits (including any Cohen Prior Year Allocations), as well as the Cohen Partial Year Allocations, (b) a single-sum payment of an amount equal to three times (1) the average of the Cohen Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, (2) if less than three years had elapsed between the date of the Cohen PrinceRidge Agreement and the date of termination, the highest Cohen Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of termination, or (3) if less than 12 months had elapsed from the date of the Cohen PrinceRidge Agreement to the date of termination, the highest Cohen Guaranteed Payment received in any month times 12; and (c) a single-sum payment equal to the sum of (1) the Cohen Initial Annual Allocation and (2) the Cohen Supplemental Annual Allocation earned by Mr. Cohen, if any, in the fiscal year preceding the date of termination (which amount was to be annualized to the extent the termination occurred prior to the completion of a full fiscal year), multiplied by a fraction (x) the numerator of which was the number of days in the fiscal year preceding the termination, and (y) the denominator of which was 365.

Under the Cohen PrinceRidge Agreement, in the event of a “Change of Control” of the Company (as defined in the Cohen PrinceRidge Agreement), all of Mr. Cohen’s outstanding unvested equity-based awards were to become fully vested and immediately exercisable, as applicable. Only with respect to a Company Change of Control transaction that was first announced after the nine-month anniversary of May 31, 2011, if Mr. Cohen remained with PrinceRidge through the first anniversary of a Change of Control, but left PrinceRidge within six months thereafter, such termination was to be treated as a termination for Good Reason, and Mr. Cohen was to be entitled to the compensation set forth in the preceding paragraph.

Pursuant to the Cohen PrinceRidge Agreement, if any amount payable to or other benefit to which Mr. Cohen was entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, and would have resulted in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments were to be reduced (but not below zero) so that the maximum amount was $1.00 less than the amount which would have caused the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments was equal to or greater than $50,000, then there was not to be any reduction and the full amount of the parachute payment was to be payable to Mr. Cohen.

All termination payments, other than for death or disability, were subject to Mr. Cohen’s signing a general release. The Cohen PrinceRidge Agreement contained a non-competition provision restricting Mr. Cohen’s ability to engage in certain activities that were competitive with PrinceRidge for a period of three months after the end of the term of the Cohen PrinceRidge Agreement. The Cohen PrinceRidge Agreement also contained customary confidentiality provisions.

Mr. Cohen’s Current Employment Agreement

On May 9, 2013, in connection with the May 2013 Definitive Documentation, Mr. Cohen entered into an Amended and Restated Employment Agreement with the Company and IFMI, LLC, and, solely for purposes of Sections 6.4 and 7.5 thereof, PrinceRidge and JVB (the “Current Cohen Employment Agreement”).

The Current Cohen Employment Agreement became effective on September 16, 2013. Under the Current Cohen Employment Agreement, Mr. Cohen will serve as Vice Chairman of the Board of Directors, Vice Chairman of the board of managers of IFMI, LLC, President of CCFL, and President and Chief Executive of the “European Business” (as defined in the Current Cohen Employment Agreement).

The Current Cohen Employment Agreement amended and restated the Cohen IFMI Agreement and terminated the Cohen PrinceRidge Agreement. The amendment and restatement of the Cohen IFMI Agreement and the termination of the Cohen PrinceRidge Agreement did not result in any benefits to Mr. Cohen or trigger any severance payments or any other provisions thereunder.

The initial term of the Current Cohen Employment Agreement ends on December 31, 2014, however, the term will be renewed automatically for additional one year periods unless terminated by the parties thereto in accordance with the terms of the Current Cohen Employment Agreement.

Pursuant to the Current Cohen Employment Agreement, Mr. Cohen will receive, during the term thereof, a guaranteed payment from IFMI, LLC of at least $600,000 annually (the “Current Guaranteed Payment”), and will be entitled to receive the following allocations from the Company: (a) a payment equal to 25% of the aggregate net income, if any, of the European Business in each calendar year as determined in accordance with generally accepted accounting principles in the United States (“GAAP”), subject to an off-set equal to 25% of the aggregate net losses, if any, in prior periods until such net losses have been fully off-set by net income in future periods, and (2) a payment equal to 20% of the gross revenues generated on transactions that Mr. Cohen is responsible for generating for the Company’s non-European broker-dealers during each semi-annual calendar period as determined in accordance with GAAP.

In the event that the annual allocations would result in allocations earned for that calendar year related to the European Business to exceed $5,000,000 (the “European Business Annual Allocation Cap”), the Compensation Committee may, in its sole discretion and at any time prior to the payment of such allocation, reduce the amount of or totally eliminate any such allocation to the extent such allocation is in excess of the European Business Annual Allocation Cap.

During the term of the Current Cohen Employment Agreement, the Compensation Committee may, in its sole discretion, award Mr. Cohen additional allocations in amounts and on such terms to be determined by the Compensation Committee.

The Current Cohen Employment Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs. Mr. Cohen is entitled to participate in any equity compensation plan of the Company or IFMI, LLC in which he is eligible to participate, and may, without limitation, be granted in accordance with any such plan options to purchase units of membership interests in IFMI, LLC, shares of common stock and other equity awards in the discretion of the Compensation Committee.

Pursuant to the Current Cohen Employment Agreement, in the event Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as applicable) will be entitled to receive (a) any Current Guaranteed Payment and other benefits (including any allocations for any period completed before termination of the Current Cohen Employment Agreement (the “Prior Period Allocations”)) earned and accrued, but not yet paid, under the Current Cohen Employment Agreement prior to the date of termination; (b) a single-sum payment equal to the Current Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; (c) a single-sum payment equal to (x) the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by (y) a fraction (1) the numerator of which is the number of days in such period preceding the termination and (2) the denominator of which is the total number of days in such period. In addition, in the event Mr. Cohen is terminated by the Company due to his death or disability, all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

If Mr. Cohen terminates his employment without “Good Reason” (as defined in the Current Cohen Employment Agreement) or the Company terminates his employment for “Cause” (as defined in the Current Cohen Employment Agreement), Mr. Cohen will only be entitled to any Current Guaranteed Payment and other benefits earned and accrued, but unpaid, prior to the date of termination.

If Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or IFMI, LLC terminates the Current Cohen Employment Agreement by not renewing the term of the Current Cohen Employment Agreement as provided therein, then Mr. Cohen will be entitled to receive (a) a single-sum payment equal to accrued but unpaid Current Guaranteed Payment and other benefits (including any Prior Period Allocations earned by Mr. Cohen), (b) a single-sum payment of an amount equal to three times (1) the average of the Current Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, (2) if less than three years have elapsed between the date of the Current Cohen Employment Agreement and the date of termination, the highest Current Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of termination, or (3) if less than twelve months have elapsed from the date of the Current Cohen Employment Agreement to the date of termination, the highest Current Guaranteed Payment received in any month times twelve; provided that if the applicable calculation under (1), (2) or (3) yields less than $3,000,000, then Mr. Cohen will receive a single-sum payment of $3,000,000 in lieu of such amount; and (c) a single-sum payment equal to the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by a fraction (x) the numerator of which is the number of days in such period preceding the termination and (y) the denominator of which is the total number of days in such period. In addition, if Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or IFMI, LLC terminates the Current Cohen Employment Agreement by not renewing the term of the Current Cohen Employment Agreement as provided therein, then all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

In the event of a “Change of Control of the Company” (as defined in the Current Cohen Employment Agreement) all of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable. With respect to a Change of Control transaction, if Mr. Cohen remains with the Company through the first anniversary of a Change of Control, but leaves the Company within six months thereafter, such termination will be treated as a termination for Good Reason, and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.

Pursuant to the Current Cohen Employment Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release.

In the event Mr. Cohen Agreement is terminated by the Company for Cause, by Mr. Cohen without Good Reason, or by Mr. Cohen as a result of not renewing the Current Cohen Employment Agreement, Mr. Cohen will be restricted for a period of six months after the end of the term of the Current Cohen Employment Agreement in his ability to engage in certain activities that are competitive with the Company’s sales and trading of fixed income securities or investment banking activities in any European country in which the Company or any of its controlled affiliates operates (each a “Competing Business”), provided, however, Mr. Cohen may serve as a member of the board of directors or equivalent position of any corporation or other company that is a Competing Business, provided, further, that Mr. Cohen is obligated to recuse himself from any discussion in such position if it raises a conflict of interest with respect to Mr. Cohen’s duties to the Company or adversely affects the Company. In addition for a period of 6 months following the end of the term of the Current Cohen Employment Agreement, regardless of the reason the term of the Current Cohen Employment Agreement ends, Mr. Cohen is prohibited under certain circumstances from soliciting the Company’s employees, customers and clients.

Joseph W. Pooler, Jr., Chief Financial Officer

Mr. Pooler’s Employment Agreement, dated May 7, 2008 and amended on February 20, 2009 and February 18, 2010, or, collectively, the Pooler Agreement, provides for a minimum salary of $400,000 per annum through December 31, 2010. Mr. Pooler’s base salary for fiscal years after 2010 will be determined by the Compensation Committee. On January 15, 2013, the Compensation Committee increased Mr. Pooler’s salary to $420,000 per year.

The initial term of the Pooler Agreement ended on December 31, 2012, however, pursuant to the terms of the Pooler Agreement, the term renewed automatically for an additional one year period at such time and will continue to be renewed for additional one year periods at the end of any renewed term unless terminated by either of the parties in accordance with the terms of the Pooler Agreement.

Pursuant to the Pooler Agreement, if Mr. Pooler terminates his employment with “Good Reason” (as defined in the Pooler Agreement), the Company terminates his employment without “Cause” (as defined in the Pooler Agreement), or the Company chooses not to renew the Pooler Agreement at its expiration, Mr. Pooler will be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times (x) the average of the base salary amounts paid to Mr. Pooler over the three calendar years prior to the date of termination, (y) if less than three years have elapsed between the date of the Pooler Agreement and the date of termination, the highest base salary paid to Mr. Pooler in any calendar year prior to the date of termination, or (z) if less than 12 months have elapsed from the date of the Pooler Agreement to the date of termination, the highest base salary received in any month times 12; (c) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards; (d) payment for outplacement assistance appropriate for Mr. Pooler’s position for a period of one year following termination, such services not to exceed $25,000; and (e) continued family coverage, without incremental cost, in Company sponsored health and dental plans at then-current cost for a period of nine months.

In the event of a “Change of Control” (as defined in the Pooler Agreement), all of Mr. Pooler’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Pooler terminates his employment within the twelve-month period following a Change of Control, such termination will be treated as a termination for “Good Reason” so long as Mr. Pooler makes himself available to provide transition services to the Company, at the request of the Company, for up to twelve months following the Change of Control.

Pursuant to the Pooler Agreement, if any amount payable to or other benefit to which Mr. Pooler is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Pooler, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Pooler.

The Pooler Agreement contains a waiver of any “Good Reason” termination that was available to Mr. Pooler pursuant to the terms of his original employment agreement as a result of the closing of a transaction pursuant to which IFMI, LLC became a majority owned subsidiary of the Company. The Pooler Agreement also acknowledges that Mr. Pooler’s equity-based awards in IFMI, LLC became fully vested and immediately exercisable as of December 16, 2009, the date of the closing of the transaction pursuant to which IFMI, LLC became a majority owned subsidiary of the Company.

During the period of Mr. Pooler’s employment with IFMI, LLC, and the period ending one year following the termination of his employment with IFMI, LLC, Mr. Pooler may not, directly or indirectly through another entity, (a) induce or attempt to induce any employee of IFMI, LLC or its affiliates to leave the employ of IFMI, LLC or such affiliates, or in any way interfere with the relationship between IFMI, LLC and any of its affiliates and any employee thereof, or (b) hire any person who was an employee of IFMI, LLC or any of its affiliates or subsidiaries within 180 days after such person ceased to be an employee of IFMI, LLC or any of its affiliates.

Compensation Upon Change of Control or Termination

As described above, Messrs. Cohen, Brafman and Pooler have provisions in their respective employment agreements providing for certain benefits upon the occurrence of certain events, including terminations without cause or for good reason, upon a change in control, or upon the death or disability of the executive. As a part of the negotiations of each employment agreement, the Board of Directors believed that circumstances giving rise to the payments set forth above were appropriate.

Other Compensation Plans

The Company does not generally provide its executive officers with payments or other benefits at, following, or in connection with retirement. The Company does not generally have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.

Cash and Equity Plan Compensation

Institutional Financial Markets, Inc. Cash Bonus Plan

In August 2009, our board of directors adopted the Institutional Financial Markets, Inc. (formerly Alesco Financial Inc.) Cash Bonus Plan, or the Company’s Cash Bonus Plan, which was approved by stockholders on December 15, 2009. The purpose of the Company’s Cash Bonus Plan is to provide performance-based cash bonus compensation for participants based on the attainment of one or more performance goals or targets that are related to the financial success of the Company, and that are established from time to time by the Compensation Committee, as part of an integrated compensation program.

With respect to Company performance in 2012, Joseph W. Pooler, Jr. and Daniel G. Cohen received cash bonuses under the Company’s Cash Bonus Plan in the amounts of $250,000 and $900,000, respectively.

The 2010 Long-Term Incentive Plan

The 2010 Long-Term Incentive Plan, as amended from time to time, is administered by the Compensation Committee, except that, in certain circumstances the Board of Directors may act in its place. The purpose of the 2010 Long-Term Incentive Plan is to induce key employees, directors, officers, advisors and consultants to continue providing services to the Company and its subsidiaries and to encourage them to increase their efforts to make the Company’s business more successful, whether directly or through its subsidiaries or other affiliates. In furtherance of these objectives, the 2010 Long-Term Incentive Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted shares, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the 2010 Long-Term Incentive Plan, with eligibility for such awards determined by the Compensation Committee. The

Compensation Committee and Board of Directors believe that awards of restricted shares, typically vesting over a multi-year periods, are the most effective of the equity-based incentives available under the 2010 Long-Term Incentive Plan in accomplishing its compensation goals.

Equity-based awards to key personnel are generally subject to vesting periods in order to support the achievement of the Company’s performance goals over the long-term and to help retain key personnel. The Compensation Committee determines the number and type of equity-based incentives that should be awarded from time to time to key personnel in light of the Company’s compensation goals and objectives.

Effective January 15, 2013, the Compensation Committee, under the 2010 Long-Term Incentive Plan, awarded 200,000 restricted shares of our common stock to Mr. Cohen, and 35,000 to Mr. Pooler based on their respective performance in 2012. The closing price of our common stock on January 15, 2013 was $1.33.

Effective on the Brafman Grant Date, the Company granted to Mr. Brafman the Brafman Awards under the 2010 Long-Term Incentive Plan. In addition, effective on the Pooler Grant Date, the Company granted to Mr. Pooler the Pooler Award under the 2010 Long-Term Incentive Plan.

IFMI, LLC 2009 Equity Award Plan

In August 2009, IFMI, LLC adopted the 2009 Equity Award Plan to further the strategic goals of IFMI, LLC and the business combination and the interests of the Company following the business combination by helping to attract and retain new and existing employees of IFMI, LLC. Named executive officers of the Company are eligible to participate in the 2009 Equity Award Plan.

In connection with the 2009 Equity Award Plan, Daniel G. Cohen and IFMI, LLC entered into the Equity Plan Funding Agreement, dated as of August 20, 2009, or the Equity Plan Funding Agreement, whereby Mr. Cohen is required to transfer to: (a) IFMI, LLC the number of IFMI Units equal to the number of IFMI Units to be issued by IFMI, LLC to the participants in 2009 Equity Award Plan in connection with the vesting of a restricted unit of IFMI, LLC issued under the 2009 Equity Award Plan, or (b) the Company the number of shares of the Company’s common stock equal to the number of IFMI Units to be issued by IFMI, LLC to the participants in the 2009 Equity Award Plan in connection with the vesting of a restricted unit of IFMI, LLC issued under the 2009 Equity Award Plan. On December 26, 2012, Mr. Cohen transferred 116,595 restricted shares of the Company’s common stock to the Company in order to satisfy certain of Mr. Cohen’s obligations under the Equity Plan Funding Agreement. As of December 31, 2013, no IFMI Units remained available to be issued pursuant to the 2009 Equity Award Plan.

Perquisites

Perquisites did not constitute a material portion of the compensation paid to the executive officers for fiscal year 2012 or 2013. Executive officers are eligible to participate in all of the Company’s employee benefit plans, such as medical, dental, group life, disability, accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law.

COMPENSATION OF DIRECTORS

The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board of Directors. In accordance with the Company’s current compensation policy, non-employee directors each received an annual fee in the amount of $32,000 for serving as a director for the fiscal year ended December 31, 2013 and $55,000 in restricted common stock in the Company. The Chairman of the Audit Committee, the Chairman of the Compensation Committee, the Chairman of the Investment Committee and the Chairman of the Nominating and Corporate Governance Committee received additional annual fees of $20,000, $3,750, $3,750 and $3,750, respectively. The annual fee and the meeting fees were paid in cash.

The table below summarizes the compensation information for the Company’s non-employee directors for the fiscal year ended December 31, 2013. Daniel G. Cohen, Vice Chairman of the Board of Directors and of the board of managers of IFMI, LLC, President and Chief Executive of the Company’s European Business, and President of CCFL is not included in the table below as he is deemed a “named executive officer” of the Company. Compensation for Mr. Cohen is shown on the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Walter T. Beach (3)	24,000	55,001	—	—	—	—	79,001
Rodney E. Bennett (3)	24,000	55,001	—	—	—	—	79,001
Thomas P. Costello	52,000	55,001	—	—	—	—	107,001
G. Steven Dawson	35,750	55,001	—	—	—	—	90,751
Jack DiMaio (4)	8,000	—					8,000
Joseph M. Donovan	35,750	55,001	—	—	—	—	90,751
Jack Haraburda	35,750	55,001	—	—	—	—	90,751
Christopher Ricciardi (4)	8,000	—					8,000
Neil Subin	32,000	55,001	—	—	—	—	87,001
Lance Ullom (3)	24,000	55,001	—	—	—	—	79,001
Charles W. Wolcott (3)	24,000	55,001	—	—	—	—	79,001

(1)	Amounts in this column represent annual board fees and annual chair fees earned by non-employee directors for service in 2013.
(2)	Amounts in this column represent the grant date fair value of the restricted stock award, computed in accordance with FASB ASC Topic 718. The grant date fair value per share for these restricted shares was $2.86 and each director, as indicated, was granted 19,231 restricted shares of Company’s common stock. The assumptions used in the calculations of these amounts were included in note 20 to the Company’s audited financial statements for the year ended December 31, 2013 in the Company’s Annual Report on Form 10-K. Amounts do not correspond to the actual value that may be recognized by the named executive officer. As of December 31, 2013, the aggregate number of restricted stock awards outstanding at December 31, 2013 for each director was as follows: (i) Mr. Beach—19,231 shares; (ii) Mr. Bennett—19,231 shares; (iii) Mr. Costello—19,231 shares; (iv) Mr. Dawson—19,231 shares; (v) Mr. Donovan—19,231 shares; (vi) Mr. Haraburda—19,231 shares; (vii) Mr. Subin—19,231 shares; (viii) Mr. Ullom—19,231 shares; and (ix) Mr. Wolcott—19,231 shares. The restrictions on the foregoing shares expired on March 4, 2014.
(3)	Messrs. Beach, Bennett, Ullom and Wolcott ceased being directors on September 24, 2013.
(4)	Messrs. DiMaio and Ricciardi were elected as directors on September 24, 2013. Mr. DiMaio was also elected as Chairman of the Board on September 24, 2013.

PROPOSAL TWO—APPROVAL OF SECOND AMENDED AND RESTATED

INSTITUTIONAL FINANCIAL MARKETS, INC. 2010 LONG-TERM INCENTIVE PLAN

This section of the proxy statement is a summary of the material provisions of the 2010 Long-Term Incentive Plan. A copy of the 2010 Long-Term Incentive Plan is attached to this proxy statement as Appendix A. Because the description is a summary, it does not contain all of the information about the 2010 Long-Term Incentive Plan that may be important to you. For details of the terms of the 2010 Long-Term Incentive Plan, you should refer to the full text of the 2010 Long-Term Incentive Plan, which is hereby incorporated by reference into this proxy statement.

General

The Company is the sponsor of the 2010 Long-Term Incentive Plan. On April 22, 2010, the Board of Directors adopted the Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan (the “Original Plan”). On February 3, 2011, the Board of Directors amended the Original Plan (the “February 2011 Amendment”) to reflect the change in the Company’s name to “Institutional Financial Markets, Inc.” and to increase the number of shares of common stock available for awards under the Original Plan from 1,580,000 shares to 3,580,000 shares. On April 18, 2011, the Board of Directors amended the Original Plan (together with the February 2011 Amendment, the “Amendment”) to increase the number of shares of common stock available for awards under the Original Plan from 3,580,000 shares to 4,580,000 shares, and the stockholders of the Company approved the Amendment on June 7, 2011. On March 8, 2012, the Board of Directors amended and restated the Original Plan (as amended by the Amendment) in its entirety (as so amended and restated, the “Amended and Restated Plan”) to reflect the amendments made by the Amendment to the Original Plan. The Board of Directors adopted the 2010 Long-Term Incentive Plan on November 13, 2013, which amended and restated the Amended and Restated Plan, to, among other things and subject to approval by the Company’s stockholders (“Stockholder Approval”), increase the number of shares of common stock (i) available for awards under the 2010 Long-Term Incentive Plan from 4,580,000 shares to 7,080,000 shares; (ii) that may underlie options granted under the 2010 Long-Term Incentive Plan in any calendar year to any eligible person thereunder from 500,000 shares to 3,000,000 shares; and (iii) that may underlie awards, other than options, granted under the 2010 Long-Term Incentive Plan in any calendar year to any eligible person thereunder from 500,000 shares to 3,000,000 shares. The Company is seeking Stockholder Approval of the 2010 Long-Term Incentive Plan at its 2014 annual meeting of stockholders.

The 2010 Long-Term Incentive Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code. All expenses associated with the 2010 Long-Term Incentive Plan are borne by the Company. While the 2010 Long-Term Incentive Plan is not generally subject to ERISA as it is neither an employee welfare benefit plan nor an employee pension benefit plan, certain grants to executives may involve deferred delivery of equity securities resulting in an arrangement that may be considered a pension benefit plan to the extent that such an arrangement defers the executive’s income to the termination of employment or beyond. In such situations, the arrangement is intended to qualify as a “top hat” plan, as to which a notice letter is filed with the Department of Labor and which is, therefore, generally exempt from the reporting and disclosure requirements of ERISA.

Purpose

The purpose of the 2010 Long-Term Incentive Plan is to attract key employees, directors, officers, advisors and consultants and to induce them to remain with us and our subsidiaries and encourage them to increase their efforts to make our business more successful, whether directly or through our subsidiaries or other affiliates. In furtherance of these objectives, the 2010 Long-Term Incentive Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted stock, restricted stock units, dividend equivalent rights and other forms of equity based awards as contemplated by the 2010 Long-Term Incentive Plan (collectively, “Awards”), with eligibility for such Awards determined by the Compensation Committee.

Duration

The 2010 Long-Term Incentive Plan terminates on, and no Award will be granted under the 2010 Long-Term Incentive Plan on or after, April 22, 2020; provided, however, that the Board of Directors may, at any time prior to that date, terminate the 2010 Long-Term Incentive Plan.

Administration

Except as described below, the 2010 Long-Term Incentive Plan is administered by the Compensation Committee, which consists of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a “non-employee director” under Rule 16b-3 and qualify as an outside director under Section 162(m) of the Code. If, at any time during the term of the 2010 Long-Term Incentive Plan, the Compensation Committee does not exist, the functions of the Compensation Committee will be exercised by the Board of Directors. No member of the Compensation Committee may act as to matters under the 2010 Long-Term Incentive Plan specifically relating to such member, and grants of Awards to a member of the Compensation Committee will be made and administered by the Board of Directors rather than the Compensation Committee. Where this summary of the 2010 Long-Term Incentive Plan hereafter refers to the “Compensation Committee,” it is intended to refer to the Board of Directors in those instances where the Board of Directors rather than the Compensation Committee is responsible for the administration of the 2010 Long-Term Incentive Plan.

The Compensation Committee has the full authority to administer and interpret the 2010 Long-Term Incentive Plan, to authorize the granting of Awards, to determine the eligibility of key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries to receive Awards, to determine the number of shares of common stock to be covered by each Award (subject to the individual participant limitations provided in the 2010 Long-Term Incentive Plan), to determine the terms, provisions and conditions of each Award (which may not be inconsistent with the terms of the 2010 Long-Term Incentive Plan), to prescribe the form of instruments evidencing Awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2010 Long-Term Incentive Plan or the administration or interpretation thereof. The interpretation by the Compensation Committee of any provisions of the 2010 Long-Term Incentive Plan or an Award granted under the 2010 Long-Term Incentive Plan will be final, conclusive and binding.

The Compensation Committee, in its discretion, may in the case of Awards (including, in particular, Awards other than options) intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code, (i) establish one or more performance goals (“Performance Goals”) as a precondition to the issuance or vesting of Awards, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals will be based upon the criteria set forth in Exhibit A to the 2010 Long-Term Incentive Plan. The Performance Goals will be established in a timely fashion such that they are considered pre-established for purposes of the rules governing performance-based compensation under Section 162(m) of the Code. Prior to the award or vesting, as applicable, of affected Awards, the Compensation Committee is required to certify that any applicable Performance Goals, and other material terms of the Award, have been satisfied. Performance Goals which do not satisfy the foregoing provisions may be established by the Compensation Committee with respect to Awards not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code.

Eligibility and Types of Awards

Eligibility for Awards under the 2010 Long-Term Incentive Plan is determined by the Compensation Committee. Key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries and other persons who are expected to provide significant services to the Company or its subsidiaries, including IFMI, LLC, any joint venture affiliate of the Company or its subsidiaries and employees of such persons (each a “Participant”) are eligible to be granted Awards under the 2010 Long-Term Incentive Plan.

All directors and employees of the Company or its affiliates are eligible to receive awards under the 2010 Long-Term Incentive Plan, including the Company’s named executive officers, Lester Brafman, Daniel G. Cohen and Joseph W. Pooler, Jr. As of April 28, 2014, all of our directors (eight persons), executive officers (three persons) and employees of the Company and its affiliates (approximately 127 persons) were eligible to participate in the 2010 Long-Term Incentive Plan.

New Plan Benefits

As discussed above, all of the Brafman Options granted pursuant to the Second Award were granted under the 2010 Long-Term Incentive Plan and are conditioned on Stockholder Approval of the 2010 Long-Term Incentive Plan by the Company’s stockholders. The Brafman Options granted pursuant to the Second Award will terminate and be forfeited if Stockholder Approval of the 2010 Long-Term Incentive Plan is not obtained within 12 months from the Brafman Grant Date.

Except with respect to the Brafman Options granted pursuant to the Second Award, because benefits under the 2010 Long-Term Incentive Plan will depend on the Compensation Committee’s actions and the fair market value of the Company’s common stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the 2010 Long-Term Incentive Plan is approved by stockholders. As of April 21, 2014, the closing price of our common stock was $1.96 per share.

Institutional Financial Markets, Inc.

Second Amended and Restated 2010 Long-Term Incentive Plan

Name and Position	Number of Options Granted (#)		Number of Shares of Restricted Stock and Restricted Stock Units Granted (#)
Lester Brafman, Chief Executive Officer	3,000,000	(1)	—
Daniel G. Cohen, Vice Chairman	—		560,000
Joseph W. Pooler, Jr., Chief Financial Officer and Treasurer	107,143	(2)	141,000
Current Executive Officers as a Group	3,107,143		701,000
Non-Executive Director Group	—		726,628
Non-Executive Officer Employee Group	171,428		1,261,665

(1)	Effective on the Brafman Grant Date, Mr. Brafman was granted the Brafman Awards pursuant to which he was granted options to purchase 3,000,000 shares of the Company’s common stock. Each of the Brafman Options granted under the Second Award is conditioned on the approval of the 2010 Long-Term Incentive Plan by the Company’s stockholders, and such Brafman Options will terminate and be forfeited if such stockholder approval of the 2010 Long-Term Incentive Plan is not obtained within 12 months from the Brafman Grant Date. The grant date fair value per share for the Brafman Options was as follows: (i) 500,000 Brafman Options at $0.83; (ii) 500,000 Brafman Options at $0.83; (iii) 1,000,000 Brafman Options at $0.69; and (iv) 1,000,000 Brafman Options at $0.59.
(2)	Effective on the Pooler Grant Date, Mr. Pooler was granted the Pooler Award pursuant to which he was granted an option to purchase 107,143 shares of the Company’s common stock. The grant date fair value per share of the Pooler Option was $0.70.

Available Shares

Subject to adjustment upon certain corporate transactions or events, the total number of shares of common stock that may be awarded, or issued upon the exercise of options granted, under the 2010 Long-Term Incentive

Plan may not, in the aggregate, exceed 4,580,000 shares, and this number will automatically be increased to 7,080,000 shares upon Stockholder Approval of the 2010 Long-Term Incentive Plan. As of April 28, 2014, of the 4,580,000 shares of our common stock authorized for issuance under the 2010 Long-Term Incentive Plan, there were 1,112,136 shares available for issuance under the 2010 Long-Term Incentive Plan. In no event may any eligible person receive options for more than 500,000 shares on an annual basis, provided that this amount will automatically increase to 3,000,000 shares effective upon Stockholder Approval of the 2010 Long-Term Incentive Plan. The maximum number of shares that may underlie Awards, other than options, granted in any one year to any eligible person may not exceed 500,000, provided that this amount will also automatically increase to 3,000,000 shares effective upon Stockholder Approval of the 2010 Long-Term Incentive Plan. If an option or other Award granted under the 2010 Long-Term Incentive Plan expires or terminates, the shares subject to any portion of the Award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance under the 2010 Long-Term Incentive Plan. Unless previously terminated by the Board of Directors, no new Award may be granted under the 2010 Long-Term Incentive Plan after April 22, 2020.

Awards Under Our 2010 Long-Term Incentive Plan

Stock Options

The terms of specific options, including whether options constitute “incentive stock options” for purposes of Section 422(b) of the Code, will be determined by the Compensation Committee. The exercise price of an option will also be determined by the Compensation Committee and reflected in the applicable Award agreement. The exercise price for each option will be not less than 100% of the Fair Market Value (as defined in the 2010 Long-Term Incentive Plan) of the underlying stock on the day the option is granted. In the case of an incentive stock option granted to a 10% stockholder, the exercise price may not be lower than 110% of the Fair Market Value of the common stock on the date of grant. Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee. Each option will be exercisable after the period or periods specified in the applicable Award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the 2010 Long-Term Incentive Plan). An option must be exercised by the holder thereof by written notice (in the form prescribed by the Compensation Committee) to the Company or its designee specifying the number of shares to be purchased.

Except as may otherwise be provided in the applicable Award agreement, if a Participant’s employment is terminated by the Company without cause, or because of the retirement, disability or death of the Participant, the 2010 Long-Term Incentive Plan provides for limited periods of time in which certain options may be exercised and any options that are not exercised will be forfeited. Subject to the provisions of the applicable Award agreement, if the Participant’s employment is terminated for cause, all of the Participant’s vested and unvested options will immediately be forfeited.

Each option granted under the 2010 Long-Term Incentive Plan is nontransferable by the optionee except by will or the laws of descent and distribution of the state wherein the optionee is domiciled at the time of his death; provided, however, that the Compensation Committee may (but need not) permit other transfers, where it concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any option intended to be an incentive stock option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable. The Compensation Committee may also grant “stock appreciation rights” as part of (or as the exclusive way to exercise) an option.

The Compensation Committee will determine the time or times at which an option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect thereto may be made or deemed to have been made (including, without limitation, by cash, loans or third-party sale programs, or by the tender of previously-owned shares). An individual who holds an option granted under the 2010 Long-Term Incentive Plan will have none of the rights of a stockholder with respect to the shares which are the subject of that option unless and until those shares are issued and outstanding as a result of the exercise of the option.

Restricted Stock

An award of restricted stock is an award of common stock that is subject to restrictions on sale, transferability and such other restrictions, if any, as the Compensation Committee may impose at the date of grant. Grants of restricted stock will be subject to vesting schedules as determined by the Compensation Committee. Restrictions on the shares will lapse in accordance with the terms of the applicable Award agreement, as determined by the Compensation Committee. The restrictions on the shares of common stock may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Except to the extent restricted under the award agreement relating to the restricted stock, a participant granted restricted stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted stock. Cash dividends on shares of restricted stock will, unless otherwise provided by the Compensation Committee, be held by the Company until the period of forfeiture in relation to the shares has lapsed. Such dividends will be forfeited if the underlying shares are forfeited. If the shares are not forfeited, the dividends will be paid over to the Participant as soon as practicable after the period of forfeiture has lapsed.

Except as may be provided in an applicable Award agreement, if, during the forfeiture period in relation to a Participant’s restricted stock, the Participant’s employment is terminated by the Company without cause, or because of the retirement, disability or death of the Participant, or in the event of a change in control of the Company, the restrictions on all of the Participant’s restricted stock will immediately lapse. Except as may otherwise be provided in an applicable Award agreement, if the Participant’s employment is terminated for cause, or the Participant resigns from employment, all of the Participant’s restricted stock that is still subject to restrictions will immediately be forfeited and, if the Participant paid any purchase price for the restricted stock, the Company will pay the Participant the lower of that price or the then market value of the stock on the date of termination.

Restricted Stock Units

Restricted stock units will vest as provided in the applicable award agreement. A restricted stock unit represents a future right to receive the Fair Market Value of a share of the Company’s common stock, or, if provided by the Compensation Committee, the right to receive the Fair Market Value of a share of common stock in excess of a base value established by the Compensation Committee at the time of grant. Each restricted stock unit will generally be settled by the transfer of one share of the Company’s common stock. The Compensation Committee may allow the Company, or the Participant, to elect that restricted stock units be settled by the transfer of cash or shares of the Company’s common stock. Generally, the settlement date for restricted stock units will be the first day of the month following the month in which the restricted stock units vest. The Compensation Committee may, in its discretion and under certain circumstances, permit a Participant to receive, as settlement of restricted stock units, installments over a period not to exceed 10 years. In addition, the Compensation Committee may establish a program under which distributions with respect to restricted stock units may be deferred for additional periods, any such deferrals may be subject to Section 409A of the Code.

Rights to payments with respect to restricted stock units are generally not subject to alienation, transfer, assignment, pledge or garnishment. Restricted stock units do not give the holder thereof any rights with respect to common stock or any ownership interest in the Company. Except as may be provided in accordance the 2010 Long-Term Incentive Plan, the holder of a restricted stock unit will not have any voting, dividend or derivative or other similar rights with respect to the restricted stock unit.

Dividend Equivalents

A dividend equivalent is a right to receive (or have credited) the equivalent value of regular cash dividends declared on common stock otherwise subject to an Award. The Compensation Committee may provide that amounts payable with respect to dividend equivalents will be converted into cash or additional common stock. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate. Dividend equivalents granted in relation to options that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code will be payable regardless of whether the related option is exercised. The Compensation Committee may establish a program under which amounts payable in respect of dividend equivalents may be deferred; any such deferrals may be subject to Section 409A of the Code.

Other Equity-Based Awards

The 2010 Long-Term Incentive Plan authorizes the granting of other Awards based upon the common stock of the Company (including the grant of securities convertible into common stock and stock appreciation rights) and interests (which may be expressed as units or otherwise) in subsidiaries, as applicable.

Special Rules Upon Reorganizations, Changes in Control, Etc.

If the Company is involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of substantially all of the assets or stock of the Company or a transaction similar thereto, or upon certain changes in capital structure and other similar events, the Compensation Committee may make related adjustments in its discretion to outstanding Awards and various 2010 Long-Term Incentive Plan provisions (including, without limitation, to the number and kind of shares available under the 2010 Long-Term Incentive Plan).

Without limiting the foregoing, upon a “Change in Control” of the Company (as defined in the 2010 Long-Term Incentive Plan), the Compensation Committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control, but only if the Compensation Committee determines that the adjustments do not have an adverse economic impact on the Participants (as determined at the time of the adjustments).

Amendment and Termination

The Board of Directors may amend the 2010 Long-Term Incentive Plan as it deems advisable, except that it may not amend the 2010 Long-Term Incentive Plan in any way that would adversely affect a Participant with respect to an Award previously granted unless the amendment is required in order to comply with applicable laws; provided, however, that the 2010 Long-Term Incentive Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the 2010 Long-Term Incentive Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.

Certain U.S. Federal Income Tax Consequences

This tax discussion is a general description of certain expected federal income tax results under current law, and all affected individuals should consult their own advisors if they wish any further details or have specific questions.

Non-Qualified Stock Options

No income will be recognized by an option holder at the time a non-qualified stock option is granted. Ordinary income will generally be recognized by an option holder, however, at the time a non-qualified stock option is exercised in an amount equal to the excess of the Fair Market Value of the underlying common stock on the exercise date over the exercise price. This amount of income will be subject to income tax withholding and employment taxes. The Company will generally be entitled to a deduction for U.S. federal income tax purposes in the same amount as the amount included in ordinary income by the option holder with respect to his or her non-qualified stock option. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of the non-qualified stock option and the amount included in income with respect to the option. Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an option holder or a deduction for the Company. If an option holder disposes of the shares of common stock acquired upon the exercise of the incentive stock option on or after the later of (i) two years after the incentive stock option is granted and (ii) one year after the transfer of the shares to the option holder pursuant to exercise of the option the difference between the amount realized on such disposition and your basis in the shares will be taxed as capital gain or loss. The Company will not be entitled to a tax deduction. In addition, the option holder must be an employee of the Company or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. (Special rules apply in the case of the death of the option holder). However, the exercise of an incentive stock option (if the holding period rules described in this paragraph are satisfied) may subject the optionee to the alternative minimum tax.

If the holding period rules noted above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. This gain will be equal to the difference between the exercise price and the Fair Market Value of the shares at the time of exercise (special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise). The Company will generally be entitled to a deduction equal to the amount of such gain included by an option holder as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, if exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply. The current position of the Internal Revenue Service is that income tax withholding and employment taxes do not apply upon the exercise of an incentive stock option or upon any subsequent disposition, including a disqualifying disposition, of shares acquired pursuant to the exercise of the incentive stock option.

Restricted Stock

Unless a holder of restricted stock makes an “83(b) election” (as discussed below), there generally will be no tax consequences as a result of the grant of restricted stock until the restricted stock is no longer subject to a substantial risk of forfeiture or is transferable (free of the risk). Dividends paid on unvested shares, if retained by the grantee, will generally be treated as compensation income for U.S. federal income tax purposes (unless an 83(b) election has been made, as discussed below). Generally, when the restrictions are lifted, the holder will recognize ordinary income, and the Company will be entitled to a deduction equal to the difference between the fair market value of the stock at that time and the amount, if any, paid by the holder for the restricted stock. This amount of income will be subject to income tax withholding and employment taxes. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares. In general terms, if a holder makes an 83(b) election (under Section 83(b) of the Code) upon the award of restricted stock, the holder will recognize ordinary income on the date of the award of restricted stock, and the Company will be entitled to a deduction equal to (a) the fair market value of the restricted stock as though the stock were (1) not subject to a substantial risk of forfeiture or (2) transferable, minus (b) the amount, if any, paid for the restricted stock. If an 83(b) election is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the restricted stock generally would be eligible for capital gains treatment. In the event of a forfeiture after an 83(b) election is made, no deduction or loss will be available, other than with respect to amounts actually paid for the stock.

Restricted Stock Units

In general, a grantee of restricted stock units is not taxed at the time of the grant. Instead, the holder is taxed at the time in which there is no longer a substantial risk of forfeiture (i.e., at the time the restricted stock units have vested). Generally, when the restrictions are lifted, the holder must recognize ordinary income, and the Company will be entitled to a deduction equal to the difference between the fair market value of the grant at that time, minus the amount paid for the grant (if any). This amount of income will be subject to income tax withholding and employment taxes. For grants that are settled in actual shares, the employee’s tax holding period begins at the time of distribution (which may or may not coincide with vesting), and the holder’s tax basis is equal to the amount paid for the stock plus the amount included as ordinary income. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares.

Dividend Equivalent Rights

There generally will be no tax consequences as a result of the award of a dividend equivalent right. When payment is made, the holder of the dividend equivalent generally will recognize ordinary income, and the Company will be entitled to a deduction, equal to the amount received in respect of the dividend equivalent right. This amount of income will be subject to income tax withholding and employment taxes.

Securities Exchange Act of 1934

Additional special tax rules may apply to those Award holders who are subject to the rules set forth in Section 16 of the Exchange Act.

Deductibility of Executive Compensation Under Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code sets limits on the deductibility of compensation in excess of $1,000,000 paid by publicly held companies to certain employees (the “million dollar cap”). The Internal Revenue Service has also issued Treasury Regulations which provide rules for the application of the “million dollar cap” deduction limitations. Income which is treated as “performance-based compensation” under these rules will not be subject to the limitation on deductibility imposed by Section 162(m) of the Code.

The 2010 Long-Term Incentive Plan has been designed to permit option grants to qualify under the performance-based compensation rules so that income of a grantee attributable to the exercise of a nonqualified option may be exempt from the million dollar cap limits on deduction by us. The 2010 Long-Term Incentive Plan’s provisions are consistent with the performance-based compensation rules, so that if the Compensation Committee consists exclusively of members of the Board of Directors who qualify as “outside directors” as defined in the regulations promulgated under Section 162(m), the compensation income arising on exercise of those options should qualify as performance-based compensation which is deductible by us even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Section 162(m).

The 2010 Long-Term Incentive Plan also permits, but does not require, the grant of performance-based restricted stock awards, which would be subject to performance-based vesting provisions established by the Compensation Committee consistent with the terms of the 2010 Long-Term Incentive Plan. The compensation income recognized as a result of such grants by a grantee would also qualify as performance-based compensation which may, therefore, be exempt from the million dollar cap limits on deductions we may take.

The general federal income tax principles discussed above are highly complex and subject to changes which may be brought about by subsequent legislation or by regulations and administrative rulings which may be applied on a retroactive basis. You may also be subject to state and local and/or foreign taxes with respect to option grants, option exercises and the subsequent holding and disposition of shares you acquire on the exercise of an option or pursuant to a restricted award. Accordingly, you should refer to the applicable tax laws of the relevant jurisdictions to determine the tax consequences of your receipt of awards under any applicable state, local or foreign law. You should consult your own tax advisor in connection with the tax consequences of the grant and exercise of any option received under the 2010 Long-Term Incentive Plan, the receipt of a restricted stock or restricted stock unit award (or the receipt of shares pursuant to such awards), the receipt of dividend equivalent rights, or other equity-based awards as well as the subsequent holding and disposition of shares received in connection with an award.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE SECOND AMENDED AND RESTATED INSTITUTIONAL FINANCIAL MARKETS, INC. 2010 LONG-TERM INCENTIVE PLAN, AS SET FORTH IN PROPOSAL TWO. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED INSTITUTIONAL FINANCIAL MARKETS, INC. 2010 LONG-TERM INCENTIVE PLAN.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

As noted above, each Brafman Option granted under the Second Award is conditioned on the approval of the 2010 Long-Term Incentive Plan by the Company’s stockholders, and such Brafman Options will terminate and be forfeited if Stockholder Approval of the 2010 Long-Term Incentive Plan is not obtained within 12 months from the Brafman Grant Date.

In addition, our directors and officers are eligible to receive awards under the 2010 Long-Term Incentive Plan. Directors and executive officers may benefit from the payment of equity-based awards under the 2010 Long-Term Incentive Plan.

PROPOSAL THREE—RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Grant Thornton LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required under the laws of the State of Maryland, by our Bylaws or otherwise. However, our Board of Directors believes that it is good corporate practice to seek stockholder ratification of the selection of our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm during the year if it determines that such a change would be in our best interests and those of our stockholders.

Representatives of Grant Thornton LLP are expected to be present at the Company’s 2014 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014 AS SET FORTH IN PROPOSAL THREE. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH RATIFICATION.

PRINCIPAL ACCOUNTING FIRM FEES

During the years ended December 31, 2013 and December 31, 2012, Grant Thornton LLP provided various audit and non-audit services to the Company and its subsidiaries. The aggregate fees billed by Grant Thornton LLP to the Company and its subsidiaries for the years ended December 31, 2013 and 2012 were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Audit Fees (1)	$730,000	$645,000
Audit-Relate d Fees (2)	$70,325	$25,175
Tax Fees	—	—
All Other	—	—
Total Principal Accounting Firm Fees	$800,325	$670,175

(1)	Audit fees relate to services rendered by Grant Thornton LLP in connection with: (a) the audit of the annual financial statements included in our Annual Report on Form 10-K and services attendant to, or required by, statute or regulation; (b) reviews of the interim financial statements; (c) other services related to SEC and other regulatory filings, including providing consents; (d) services provided in connection with the statutory audits of the U.S. broker-dealer and the United Kingdom and French subsidiaries; (e) accounting and financial consultation attendant to the audit; and (f) an audit of Star Asia Management Ltd. in 2013.
(2)	Audit-related fees include fees related to the Company’s 401(k) savings plan.

The Audit Committee must pre-approve all audit services and non-audit services provided to the Company or our subsidiaries by our independent registered public accounting firm, except for non-audit services covered by the de minimis exception in Section 10A of the Exchange Act.

The Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm at our Audit Committee’s regularly scheduled and special meetings. The Audit Committee has delegated to its Chairman, an independent member of our Board of Directors, the authority to grant pre-approvals of all audit, review and attest services and non-attest services other than the fees and terms for our annual audit, provided that any such pre-approval by the Chairman shall be reported to our Audit Committee at its next scheduled meeting.

The Audit Committee has considered whether the provision of these services is compatible with maintaining the independent registered public accounting firm’s independence and has determined that such services have not adversely affected the independence of our independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is a report by the Audit Committee regarding the responsibilities and functions of the Audit Committee. This report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Exchange Act, except to the extent the Company specifically incorporates this report of the Audit Committee by reference therein.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with the Audit Committee charter. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with GAAP. Our independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and, if required by applicable law, an audit of the effective operation of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review these processes. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2013, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent registered public accounting firm the Company’s internal controls over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses and discussed with management and the independent registered public accounting firm, as applicable, the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002, as amended, to accompany the Company’s periodic filings with the SEC.

In addition, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on their independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering the independence of the independent registered public accounting firm, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements and reviews of its consolidated financial statements, including in its quarterly reports on Form 10-Q, was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2013 be included in the Annual Report on Form 10-K.

The Audit Committee is composed of three independent non-employee directors and operates under a written charter adopted by the Board of Directors (which is available on our website at http://www.ifmi.com). The Audit Committee consists of Messrs. Dawson, Subin and Costello, who serves as the Audit Committee Chairman. The Board of Directors, in its judgment, has determined that each committee member meets the independence requirements of the SEC and NYSE MKT. The Board of Directors has also determined that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the applicable NYSE MKT listing standards currently in effect, and that Mr. Costello is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K.

The Audit Committee held five meetings during fiscal year 2013. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and the independent registered public accounting firm. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with GAAP or that Grant Thornton LLP is in fact “independent.”

Respectfully Submitted,

Audit Committee

Thomas P. Costello, Chairman

Steve Dawson

Neil Subin

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 14, 2014 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each current director, (3) each named executive officer, and (4) all current directors and executive officers as a group. The number of shares of our stock beneficially owned by each entity, person, director, executive officer or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire within 60 days from April 14, 2014 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting and investment power with respect to the stock set forth in the following table.

Name	Series E Preferred Stock Beneficially Owned	Percent of Class (1)	Common Stock Beneficially Owned	Percent of Class (2)
Five or greater percent owner:
Mead Park (3)	—	—	3,898,334	22.7
EBC Trust (4)	—	—	1,600,000	10.0
Stephanie Ricciardi (5)	—	—	2,708,171	16.9
Nasser A. Ahmad (6)	—	—	974,582	6.2

Directors and Named Executive Officers:
Lester R. Brafman (7)	—	—	—	*
Daniel G. Cohen (8)	4,983,557	100	2,198,039	13.7
Thomas P. Costello (9)	—	—	104,787	*
G. Steven Dawson (10)	—	—	118,796	*
Jack J. DiMaio, Jr. (11)	—	—	1,971,804	12.1
Joseph M. Donovan (12)	—	—	149,443	1.0
Jack Haraburda (13)	—	—	104,587	*
Joseph W. Pooler, Jr. (14)	—	—	156,710	1.0
Christopher Ricciardi (15)	—	—	2,737,836	17.1
Neil S. Subin (16)	—	—	165,492	1.1
All current executive officers and directors as a group (10 persons) (17)	4,983,557	100	7,707,494	43.3

*	Beneficial ownership of less than 1% of the class is omitted.
(1)	Based on 4,983,557 shares of the Series E Voting Non-Convertible Preferred Stock issued and outstanding on April 14, 2014.
(2)	Based on 15,255,509 shares of the Company’s common stock issued and outstanding on April 14, 2014.
(3)	The common stock includes 1,949,167 shares of common stock (the “MP Shares”) issued to Mead Park on September 25, 2013 at $2.00 per share (for an aggregate amount of $3,898,334) in connection with the May 2013 Definitive Documentation. The common stock also includes 1,949,167 shares of common stock (the “MP Conversion Shares”) into which the convertible senior promissory notes (in the aggregate principal amount of $5,847,501) (the “MP Notes”) that were issued to Mead Park in connection with the May 2013 Definitive Documentation on September 25, 2013 may be converted, subject to certain customary anti-dilution adjustments. The MP Notes may be converted by Mead Park at any time prior to September 25, 2018, in Mead Park’s sole discretion. The common stock does not include the 832,030 additional shares of common stock (the “Additional MP Conversion Shares”) into which the MP Notes may be converted in the event that, pursuant to the terms and conditions of the MP Notes, the Company elects to pay interest on the MP Notes by increasing the principal amount thereof.

The number of shares of common stock beneficially owned by Mead Park and set forth in the table above is based on the Schedule 13D filed by Mead Park with the SEC on October 4, 2013.

The address for this stockholder is c/o Mead Park Holdings LP, 126 East 56th, 19th Floor, New York, New York 10022.

(4)	The common stock includes 800,000 newly issued shares of common stock (the “EBC Shares”) issued to EBC Trust, as assignee of CBF, on September 25, 2013 at $2.00 per share (for an aggregate amount of $1,600,000) in connection with the May 2013 Definitive Documentation. The common stock also includes 800,000 shares of common stock (the “EBC Conversion Shares”) into which the convertible senior promissory note (in the aggregate principal amount of $2,400,000) (the “EBC Note”) that was issued to EBC Trust in connection with the May 2013 Definitive Documentation on September 25, 2013 may be converted, subject to certain customary anti-dilution adjustments. The EBC Note may be converted by EBC Trust at any time prior to September 25, 2018, in EBC Trust’s sole discretion. The common stock does not include the 341,492 additional shares of common stock (the “Additional EBC Conversion Shares”) into which the EBC Note may be converted in the event that, pursuant to the terms and conditions of the EBC Note, the Company elects to pay interest on the EBC Note by increasing the principal amount thereof. All of the common stock is pledged as security.

The number of shares of common stock beneficially owned by EBC Trust and set forth in the table above is based on the Schedule 13D filed by EBC Trust with the SEC on September 30, 2013.

The address for this stockholder is c/o Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

(5)	Mrs. Ricciardi is the spouse of Christopher Ricciardi, a director of the Company. The common stock includes 1,351,721 shares held in a joint account with Mr. Ricciardi and 48,448 shares held individually by Mrs. Ricciardi. Mrs. Ricciardi may be deemed a beneficial owner of 64,975 shares of common stock held by The Ricciardi Family Foundation as a result of her position on the board of directors of that entity. The common stock also includes 487,291 of the MP Shares and 487,291 of the MP Conversion Shares that may be issued to Mr. Ricciardi upon the exchange of his membership units of Mead Park and of which Mrs. Ricciardi may be deemed a beneficial owner. The common stock does not include any portion of the Additional MP Conversion Shares. The common stock also includes 268,445 units of membership interests in IFMI, LLC (223,520 of which are owned by Mr. Ricciardi and 44,925 of which are owned by Mrs. Ricciardi) which may be redeemed by the Company into cash or shares of common stock at the Company’s option.

The number of shares of common stock beneficially owned by Mrs. Ricciardi and set forth in the table above is based on the Schedule 13D filed by Mrs. Ricciardi with the SEC on July 2, 2009, as amended on December 21, 2009, December 24, 2009, March 29, 2010, April 25, 2011, June 17, 2011, May 15, 2013 and September 30, 2013, and other information provided to the Company by Mr. Ricciardi.

The address for this stockholder is c/o Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

(6)	The common stock includes 487,291 of the MP Shares and 487,291 of the MP Conversion Shares that may be issued to Mr. Ahmad upon the exchange of his membership units of Mead Park and of which Mr. Ahmad may be deemed a beneficial owner. The common stock does not include any portion of the Additional MP Conversion Shares.

The number of shares of common stock beneficially owned by Mr. Ahmad and set forth in the table above is based on the Schedule 13D filed by Mr. Ahmad with the SEC on October 4, 2013.

The address for this stockholder is 24 W. 40th Street, 2nd Floor, New York, New York 10018.

(7)	Mr. Brafman has served as the Chief Executive Officer of the Company and of IFMI, LLC since September 16, 2013. The Company hired Mr. Brafman to serve as the President of the Company and of IFMI, LLC on June 3, 2013 and Mr. Brafman served in such capacity until September 16, 2013.
(8)	Mr. Cohen has, since September 16, 2013, served as the Vice Chairman of the Board of Directors and of the board of managers of IFMI, LLC, as President and Chief Executive of the Company’s European Business, and as President, a director and the Chief Investment Officer of CCFL.

Of the common stock, 1,603,250 shares are pledged as security. The common stock includes 598,039 held directly by Mr. Cohen, 100,000 of which are restricted shares that will vest on December 31, 2014 so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. The common stock also includes the EBC Shares and the EBC Conversion Shares, of which Mr. Cohen may be deemed a beneficial owner as the result of his being a trustee of EBC Trust and because Mr. Cohen has sole voting power with respect to all shares held by the EBC Trust.

The address for this stockholder is c/o Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

(9)	Mr. Costello is a director of the Company. The common stock includes 22,634 restricted shares that will vest on February 12, 2015.
(10)	Mr. Dawson is a director of the Company. Of the common stock, 19,353 are held by Corriente Private Trust, and 57,578 are held by Regents Gate Associates, LLC. Mr. Dawson is the primary trustee and sole beneficiary of Corriente Private Trust and, through Corriente Private Trust, he has voting and investment control with respect to the securities held therein. Corriente Private Trust is one of the two members of Regents Gate Associates, LLC, the other member is Mr. Dawson’s spouse’s trust. The common stock includes 22,634 restricted shares that will vest on February 12, 2015.
(11)	Mr. DiMaio has served as the Chairman of the Board of Directors since September 24, 2013.

The common stock includes 22,634 restricted shares that will vest on February 12, 2015. The common stock includes 974,585 of the MP Shares and 974,585 of the MP Conversion Shares that may be issued to Mr. DiMaio upon the exchange of his membership units of Mead Park and of which Mr. DiMaio may be deemed a beneficial owner. The common stock does not include any portion of the Additional MP Conversion Shares.

The number of shares of common stock beneficially owned by Mr. DiMaio and set forth in the table above is based on the Schedule 13D filed by Mr. DiMaio with the SEC on October 4, 2013.

The address for this stockholder is c/o Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

(12)	Mr. Donovan is a director of the Company. The common stock includes 22,634 restricted shares that will vest on February 12, 2015.
(13)	Mr. Haraburda is a director of the Company. The common stock includes 22,634 restricted shares that will vest on February 12, 2015.
(14)	Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company. The common stock includes 17,500 of restricted shares that will vest on December 31, 2014 so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
(15)	Mr. Ricciardi has served as a director of the Company since September 24, 2013.

The common stock includes 29,665 shares held directly by Mr. Ricciardi, 22,634 of which are restricted shares that will vest on February 12, 2015. The common stock also includes 1,351,721 shares held in a joint account with Mrs. Ricciardi. The common stock includes 48,448 shares held by Mrs. Ricciardi and of which Mr. Ricciardi may be deemed a beneficial owner. Mr. Ricciardi may be deemed the beneficial owner of 64,975 shares of common stock held by The Ricciardi Family Foundation as a result of his position on the board of directors of that entity. The common stock also includes 487,291 of the MP Shares and 487,291 of the MP Conversion Shares that may be issued to Mr. Ricciardi upon the exchange of his membership units of Mead Park and of which Mr. Ricciardi may be deemed a beneficial owner. The common stock does not include any portion of the Additional MP Conversion Shares. The common stock also includes 268,445 units of membership interests in IFMI, LLC (223,520 of which are owned by Mr. Ricciardi and 44,925 of which are owned by Mrs. Ricciardi) which may be redeemed by the Company, at its option, into shares of common stock.

The number of shares of common stock beneficially owned by Mr. Ricciardi and set forth in the table above is based on the Schedule 13D filed by Mr. Ricciardi with the SEC on July 2, 2009, as amended on December 21, 2009, December 24, 2009, March 29, 2010, April 25, 2011, June 17, 2011, May 15, 2013 and September 30, 2013, and other information provided to the Company by Mr. Ricciardi.

The address for this stockholder is c/o Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

(16)	Mr. Subin is a director of the Company. The common stock includes 22,634 restricted shares that will vest on February 12, 2015.
(17)	The common stock includes the MP Shares and MP Conversion Shares of which Messrs. DiMaio and Ricciardi may be deemed to be owners, and the EBC Shares and EBC Conversion Shares of which Mr. Cohen may be deemed to be a beneficial owner, as described in notes (8), (11) and (15) above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, which are referred to in this report as “reporting persons,” to file reports of ownership and changes in ownership with the SEC. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. To our knowledge, based solely on our review of the copies of the Section 16(a) forms furnished to us or upon written representations from certain of these reporting persons that no other reports were required, all Section 16(a) filing requirements applicable to the reporting persons were timely filed during our 2013 fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has identified the following related party transactions since January 1, 2013. The transactions are listed by related party and the amounts are disclosed in the table at the end of this section. Unless indicated otherwise, all dollar amounts in the section below are in thousands.

A. Transactions between Star Asia Manager and the Company

Star Asia Management Ltd., or Star Asia Manager, serves as external manager of Star Asia and Star Asia Special Purpose Vehicle, or Star Asia SPV (see D-1 and D-4 listed below). The Company owned 50% of Star Asia Manager prior to March 1, 2013. Effective March 1, 2013, Star Asia Manager repurchased (the “Star Asia Manager Repurchase Transaction”) its outstanding equity units held by Star Asia Mercury LLC (formerly, Mercury Partners, LLC). Following the Star Asia Manager Repurchase Transaction, the Company owned 100% of Star Asia Manager and included Star Asia Manager in its consolidated financial statements. Prior to March 1, 2013, Star Asia Manager had been identified as a related party because it was an equity method investee of the Company. The Company had recognized its share of the income or loss of Star Asia Manager as income or loss from equity method affiliates in the consolidated statements of operations during the pre-acquisition period. Income or loss recognized under the equity method is disclosed in the table at the end of this section. On February 20, 2014, the Company announced the completion of the sale of the Company’s ownership interest in the Star Asia Group, including Star Asia Manager.

B. CBF and EBC Trust

CBF has been identified as a related party because (i) CBF is a non-controlling interest holder of the Company, and (ii) CBF is wholly owned by Daniel G. Cohen, Vice Chairman of the Company’s Board of Directors and the board of managers of IFMI, LLC, President and Chief Executive of the Company’s European Business, and President of CCFL (formerly the Chairman and Chief Executive Officer of the Company).

In September 2013, EBC Trust, as an assignee of CBF, made a $4,000 investment in the Company. Mr. Cohen is a trustee of EBC Trust. The Company issued $2,400 in principal amount of the EBC Notes to EBC Trust (see note E below). The Company incurred interest expense on this debt which is disclosed as part of interest expense incurred in the table at end of this section.

C. The Bancorp, Inc.

The Bancorp, Inc., or TBBK, a holding company for The Bancorp Bank, which provides various commercial and retail banking products and services to small and mid-size businesses and their principals in the United States, is identified as a related party because Mr. Cohen is TBBK’s Chairman.

TBBK maintained deposits for the Company in the amount of $52 as of December 31, 2013. This amount is not disclosed in the table at the end of this section.

As part of the Company’s broker-dealer operations, the Company from time to time purchases securities from third parties and sells those securities to TBBK. The Company may purchase securities from TBBK and ultimately sell those securities to third parties. In either of the cases listed above, the Company includes the trading revenue earned (i.e., the gain or loss realized, or commission earned) by the Company for the entire transaction in the amounts disclosed as part of net trading in the table at the end of this section.

From time to time, the Company will enter into repurchase agreements with TBBK as its counterparty. As of December 31, 2013, the Company had a repurchase agreement in the amount of $6,445 with TBBK as its counterparty. This is included as a component of securities sold under agreement to repurchase in the consolidated balance sheet in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The Company incurred interest expense related to repurchase agreements with TBBK as its counterparty in the amount of $396 for the year ended December 31, 2013, which was included as a component of net trading revenue in the Company’s consolidated statements of operations in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. This amount is not disclosed in the table at the end this section.

During the year ended December 31, 2013, the Company’s broker-dealer operations received a new issue fee of $174 from The Bancorp Bank related to the placement of a collateralized loan obligation managed by a unrelated third party.

D. Investment Vehicles and Other

The following are identified as related parties. Amounts with respect to the transactions identified below are summarized in the table at the end of this section.

1. Star Asia is a permanent capital vehicle that invests primarily in Asian commercial real estate structured finance products, including commercial mortgage-backed securities, corporate debt of real estate investment trusts and real estate operating companies, whole loans, mezzanine loans, and other commercial real estate fixed income investments and in real property in Japan. Star Asia began operations in March 2007 when it raised approximately $255 million in net proceeds from a private offering of securities, of which the Company invested $10.0 million. Star Asia completed rights offerings in April 2008, raising approximately $49 million in net proceeds, of which the Company invested $7.0 million, and in March 2010, raising $5.7 million in net proceeds, of which the Company invested $1.3 million. In 2008, 2009, 2010, 2011, and 2012 the Company made follow-on investments of $0.4 million, $0.1 million, $4.5 million, $0.4 million, and $0.1 million, respectively, in Star Asia through secondary trades. As of December 31, 2013, the Company owned approximately 28% of Star Asia’s outstanding equity interests, which were carried at $17,104 thousand.

Star Asia has been identified as a related party because in the absence of the fair value option of FASB ASC 825, Star Asia would be treated as an equity method affiliate, and because Mr. Cohen was a member of Star Asia’s board of directors until February 20, 2014. As of December 31, 2013, the Company had an investment in Star Asia. The Company, through Star Asia Manager, had an asset management contract with Star Asia. Dividends received from the Company’s investment in Star Asia are disclosed as part of dividend income in the table at the end of this section. Gains or losses recognized from its investment are disclosed as part of gain / (loss) in the table at the end of this section. Amounts earned from the management contract are disclosed as part of management fee revenue in the table at the end of this section. On February 20, 2014, the Company announced the completion of the sale of the Company’s ownership interest in the Star Asia Group, including Star Asia.

2. EuroDekania (Cayman) Ltd., or EuroDekania, is a Cayman Islands exempted company that is externally managed by CCFL. In December 2013, as a cost savings measure, EuroDekania was restructured from a Guernsey closed ended fund to a Cayman Islands exempted company. EuroDekania has been identified as a related party because Mr. Cohen was a member of EuroDekania’s board of directors from its inception through December 18, 2013. The Company has a management contract with and an investment in EuroDekania. Dividends received from that investment are disclosed as part of dividend income in the table at the end of this section. Gains or losses recognized from its investment are disclosed as part of gain / (loss) in the table at the end of this section.

3. We had an investment in and served as external manager of a series of closed-end, distressed debt funds and other related entities that we refer to collectively as “Deep Value.” The Company had an investment in one of the funds until its liquidation on June 30, 2011 and the Company served as the investment manager of Deep Value until it sold its investment advisory contracts relating thereto in March 2011. The Strategos Deep Value Credit GP, LLC (the “Deep Value GP”) served as the general partner for the feeder funds (in the case of the first master fund) and as the general partner of the master fund itself (in the case of the second master fund). The Strategos Deep Value Credit II GP, LLC (the “Deep Value GP II”), served as the general partner for the offshore feeder fund (in the case of the third master fund). Deep Value GP and Deep Value GP II (together, the “Deep Value GPs”) have been identified as related parties because they are equity method affiliates of the Company. Prior to their liquidation in 2013, the Company owned 50% of the Deep Value GPs and 40% of the Deep Value GP II. During the third quarter of 2013, the Company received its final liquidating distribution from Deep Value GP. During the fourth quarter of 2013, the Company received its final liquidating distribution from Deep Value GP II. Income or loss recognized under the equity method is disclosed in the table at the end of this section.

4. In March 2010, Star Asia raised approximately $19.6 million in net proceeds in a rights offering through Star Asia SPV, of which we invested $4.1 million. Star Asia SPV was formed to create a pool of assets that would provide collateral to investors who participated in Star Asia’s March 2010 rights offering. Investors in Star Asia’s March 2010 rights offering also received equity interests in Star Asia SPV. Star Asia SPV purchased certain assets from Star Asia and the equity interest holders of Star Asia SPV were entitled to receive investment returns on the assets held in Star Asia SPV up to an agreed upon maximum. During the second quarter of 2013, we received our maximum investment return from Star Asia SPV and we no longer have an ownership interest in the entity. Any returns above the agreed upon maximum will be remitted back to Star Asia. Star Asia SPV is externally managed by Star Asia Manager and is in the process of liquidating.

Star Asia SPV has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this section.

5. In August 2011, approximately $14.7 million in proceeds were raised in an equity offering through Star Asia Opportunity, LLC, or Star Asia Opportunity, of which we invested $4.1 million. Star Asia Opportunity was formed to partially finance the acquisition of seven real estate properties in Tokyo, Japan. As of December 31, 2013, all seven of such real estate properties had been sold. As of December 31, 2013, we owned approximately 28% of Star Asia Opportunity’s outstanding equity interests, which were carried at $17 thousand. It is anticipated that Star Asia Opportunity will be fully liquidated during 2014 upon settlement of residual expenses and that any excess cash will be returned to the equity holders.

Star Asia Opportunity, LLC, or Star Asia Opportunity, has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this section.

6. Star Asia Capital Management, LLC, or Star Asia Capital Management, serves as external manager to Star Asia Opportunity and charges Star Asia Opportunity an annual management fee of 1.25% of equity. Star Asia Capital Management has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this section. On February 20, 2014, the Company announced the completion of the sale of the Company’s ownership interest in the Star Asia Group, including Star Asia Capital Management.

7. In December 2012, the Company, along with two other parties, sponsored the creation of a new investment fund, Star Asia Japan Special Situations LP, or the Star Asia Special Situations Fund. The Star Asia Special Situations Fund is an investment fund that primarily invests in real estate and securities backed by real estate in Japan. The Star Asia Special Situations Fund is a closed-end fund that does not offer investor redemptions. It has an initial life of three years, which can be extended under certain circumstances for a total of two years. The Star Asia Special Situations Fund consummated its closing on December 20, 2012.

The Star Asia Special Situations Fund, has been identified as a related party because in the absence of the fair value option of FASB ASC 825, the investment the Company has in the Star Asia Special Situations Fund would be treated as an equity method affiliate of the Company. Dividends received from that investment are disclosed as part of dividend income in the table at the end of this section. Gains and losses recognized from its investment are disclosed as part of gain / (loss) in the table at the end of this section. On February 20, 2014, the Company announced the completion of the sale of the Company’s ownership interest in the Star Asia Group, including Star Asia Special Situations Fund.

8. Star Asia Advisors, Ltd., or the SAA Manager, serves as the external manager of the Star Asia Special Situations Fund. SAA Manager has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this section. On February 20, 2014, the Company announced the completion of the sale of the Company’s ownership interest in the Star Asia Group, including SAA Manager.

E. Investment in IFMI by Mead Park Capital

In September 2013, in connection with the May 2013 Definitive Documentation, Mead Park made a $9,746 investment in the Company. The Company issued $5,848 in the MP Notes to Mead Park. Mead Park is a vehicle advised by Mead Park Holdings LP and controlled by Jack J. DiMaio Jr., Chief Executive Officer and founder of Mead Park Holdings LP. In connection with the September 25, 2013 closing of the transactions contemplated by the May 2013 Definitive Documentation, Messrs. DiMaio and Ricciardi were elected to the Company’s Board of Directors. Mr. DiMaio was also named the Chairman of the Company’s Board of Directors. The Company incurred interest expense on this debt which is disclosed as part of interest expense incurred in the table at the end of this section.

The following table displays the routine intercompany transactions recognized in the statements of operations from the identified related parties that are described above.

RELATED PARTY TRANSACTIONS

For the Year Ended December 31, 2013

(Dollars in Thousands)

			Principal transaction and other income
	Management fee revenue	Net trading	Dividend income and other	Gain / (loss)	Income / (loss) from equity method affiliates	Interest expense incurred
TBBK	$—	$483	$—	$—	$—	$—
Star Asia	2,329	—	—	(13,065)	—	—
Star Asia Manager (1)	—	—	—	—	158	—
Star Asia SPV	—	—	—	—	1,287	—
Star Asia Opportunity	—	—	—	—	(5)	—
Star Asia Capital Management	—	—	—	—	145	—
Star Asia Special Situations Fund	—	—	—	152	—	—
SAA Manager	—	—	—	—	255	—
EuroDekania	—	—	805	1,167	—	—
Deep Value GPs	—	—	—	—	(13)	—
EBC Trust	—	—	—	—	—	59
Mead Park Capital	—	—	—	—	—	144
Other	—	—	—	—	1	—

	$2,329	$483	$805	$(11,746)	$1,828	$203

(1)	Beginning March 1, 2013, Star Asia Manager was consolidated by the Company. Prior to that, it was treated as an equity method investment. See note A above.

The following related party transactions are non-routine and are not included in the table above.

F. Additional Investment in the Star Asia Special Situations Fund

In December 2012, the Company made an initial investment of $1,841 in the Star Asia Special Situations Fund. During 2013, the Company made an additional investment of $302 in the Star Asia Special Situations Fund.

G. Directors and Employees

In addition to the employment agreements that the Company has entered into with Lester R. Brafman, its Chief Executive Officer, Daniel G. Cohen, its Vice Chairman, and Joseph W. Pooler, Jr., its Chief Financial Officer, the Company has entered into its standard indemnification agreement with each of its directors and executive officers.

OTHER MATTERS

As of the mailing date of this proxy statement, our Board of Directors knows of no matters to be presented at the annual meeting other than those set forth in the Notice and described in this proxy statement. Should any other matter requiring a vote of the stockholders arise at the annual meeting, the persons named in the accompanying proxy will vote on such matter in their discretion.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2015 annual meeting of stockholders must be received by our Secretary at our principal executive offices no later than February 10, 2015 in order to be considered for inclusion in our proxy statement relating to the 2015 annual meeting pursuant to Rule 14a-8 under the Exchange Act.

Other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, in order to be presented at the 2015 annual meeting of stockholders, a proposal of a stockholder, including any proposed director nominations, must be received by our Secretary at our principal executive offices in the timeframe as provided in our Bylaws. To be timely, our Bylaws currently require that such a stockholder’s notice set forth all information required under Section 1.11 of our Bylaws and be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of the 2015 annual meeting and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the annual meeting; provided, however, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also currently provide that, in the event that our Board of Directors increases or decreases the maximum or minimum number of directors in accordance with our Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our Secretary at our principal executive office not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2013 accompanies this proxy statement. The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2013 free of charge to each stockholder who forwards a written request to our Secretary, at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104. You also may access the EDGAR version of our Annual Report on Form 10-K (with exhibits) on our website at http://www.ifmi.com and on the SEC’s website at http://www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

APPENDIX A

SECOND AMENDED AND RESTATED

INSTITUTIONAL FINANCIAL MARKETS, INC.

2010 LONG-TERM INCENTIVE PLAN

Institutional Financial Markets, Inc., a Maryland corporation, wishes to attract key employees, Directors, officers, advisors and consultants to the Company and Subsidiaries, and induce key employees, Directors, officers, advisors, consultants and other personnel to remain with the Company and Subsidiaries and encourage them to increase their efforts to make the Company’s business more successful whether directly or through Subsidiaries or other Affiliates. In furtherance thereof, the Second Amended and Restated Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan (this “Second Amended and Restated Plan”) is designed to provide equity-based incentives to certain Eligible Persons. Awards under the Plan may be made to Eligible Persons in the form of Options (including Stock Appreciation Rights), Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights and other forms of equity based Awards as contemplated herein.

WHEREAS, effective April 22, 2010, the Company adopted the 2010 Long-Term Incentive Plan (the “Original Plan”);

WHEREAS, effective February 3, 2011, the Board amended the Original Plan (the “February 2011 Amendment”) to reflect the change in the Company’s name to “Institutional Financial Markets, Inc.” and to increase the number of Shares available for Awards under the Original Plan from 1,580,000 Shares to 3,580,000 Shares;

WHEREAS, effective April 18, 2011, the Board amended the Original Plan (together with the February 2011 Amendment, the “Amendment”) to increase the number of Shares available for Awards under the Original Plan from 3,580,000 Shares to 4,580,000 Shares;

WHEREAS, the stockholders of the Company approved the Amendment on June 7, 2011;

WHEREAS, effective March 8, 2012, the Board amended and restated the Original Plan (as amended by the Amendment) in its entirety (as so amended and restated, the “Amended and Restated Plan”) to reflect the amendments made by the Amendment to the Original Plan; and

WHEREAS, the Board desires to amend and restate the Amended and Restated Plan in its entirety to, among other things and subject to approval by stockholders of the Company of this Second Amended and Restated Plan, increase the number of Shares (i) available for Awards under the Plan from 4,580,000 Shares to 7,080,000 Shares; (ii) that may underlie Options granted under the Plan in any calendar year to any Eligible Person from 500,000 Shares to 3,000,000 Shares; and (iii) that may underlie Awards, other than Options, granted under the Plan in any calendar year to any Eligible Person from 500,000 Shares to 3,000,000 Shares.

1.	DEFINITIONS

Whenever used herein, the following terms shall have the meanings set forth below:

“Affiliate” means any entity other than a Subsidiary that is controlled by or under common control with the Company that is designated as an “Affiliate” by the Committee in its discretion.

“Award” except where referring to a particular category of grant under the Plan, shall include Options, Restricted Stock, RSUs, Dividend Equivalent Rights and other equity-based Awards as contemplated herein.

“Award Agreement” means a written agreement in a form approved by the Committee, as provided in Section 3. An Award Agreement may be, without limitation, an employment or other similar agreement containing provisions governing grants hereunder, if approved by the Committee for use under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise provided in the Participant’s Award Agreement (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, Subsidiaries or Affiliates; (iii) the commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company, Subsidiaries, or Affiliates; (iv) fraud, misappropriation or embezzlement; (v) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant; (vi) any illegal act detrimental to the Company, Subsidiaries or Affiliates; (vii) repeated failure to devote substantially all of the Participant’s business time and efforts to the Company, Subsidiaries, or Affiliates if required by the Participant’s employment agreement; or (viii) the Participant’s failure to competently perform his duties after receiving notice from the Company, a Subsidiary, or Affiliate, specifically identifying the manner in which the Participant has failed to perform; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Company, a Subsidiary or Affiliate, then, in lieu of the foregoing definition, “Cause” shall at that time have such meaning as may be specified in such employment agreement.

“Change in Control” means the happening of any of the following:

(i) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but excluding Daniel G. Cohen, Christopher Ricciardi, the Company, IFMI, LLC, any entity or person controlling, controlled by or under common control with Daniel G. Cohen, Christopher Ricciardi, the Company, IFMI, LLC, any employee benefit plan of the Company, IFMI, LLC or any such entity, and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the any of the foregoing persons or entities is a member), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Common Stock (in either such case other than as a result of an acquisition of securities directly from the Company, IFMI, LLC or any of their respective subsidiaries); provided, however, that, in no event shall a Change in Control be deemed to have occurred upon an initial public offering or a subsequent public offering of the Common Stock under the Securities Act of 1933, as amended; or

(ii) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any);

(iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv) the members of the Board of Directors of the Company at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board of Directors of the Company; provided that any director whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the members of the Board of Directors of the Company then still in office who were members of the Board of Directors of the Company at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing provisions of this definition of Change in Control, if at any time the Participant is subject to an effective employment agreement with the Company, a Subsidiary or Affiliate which expressly provides for the definition of a change in control of the Company, then, in lieu of the foregoing definition, “Change in Control” shall at that time have such meaning as may be specified, in such employment agreement, with respect to the Company.

Notwithstanding the foregoing, if an event constitutes a Change in Control as described above but does not constitute a “change in the ownership”, “change in effective control” or “change in the ownership of a substantial portion of the assets” of the Company, as such terms are defined in Treasury Regulations § 1.409A-3 (or other applicable guidance issued under Section 409A of the Code) then such event shall not be deemed a Change in Control to the extent that it would result in the imposition of the 20% excise tax as set forth in Section 409A(a)(1)(B). Such event may however, continue to constitute a Change in Control to the extent possible (e.g., vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Common Stock” means the Company’s Common Stock, par value $.001 per share, either currently existing or authorized hereafter.

“Company” means Institutional Financial Markets, Inc., a Maryland corporation.

“Director” means a non-employee director of the Company or Subsidiary that is not an employee of the Company or a Subsidiary.

“Disability” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, a disability which renders the Participant incapable of performing all of his or her duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Dividend Equivalent Right” means a right awarded under Section 8 to receive (or have credited) the equivalent value of dividends paid on Common Stock.

“Eligible Person” means (i) a key employee, Director, officer, advisor, consultant or other personnel of the Company or Subsidiaries or other person expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company or Subsidiaries or (ii) joint venture affiliates of the Company or other entities designated in the discretion of the Committee, or officers, directors, employees, members, or managers of the foregoing. In the case of grants directly or indirectly to employees of entities described in clause (ii) of the foregoing sentence, the Committee may make arrangements with such entities as it may consider appropriate in its discretion, in light of tax and other considerations.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” per Share as of a particular date means (i) if Shares are then listed on a national securities exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national securities exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national securities exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where the Shares are so listed or traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 consecutive trading days.

“Grantee” means an Eligible Person granted Restricted Stock, RSUs, Dividend Equivalent Rights or such other equity-based Awards (other than an Option) as may be granted pursuant to Section 9.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422(b) of the Code.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

“Optionee” means an Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

“Option Price” means the price per Share, determined by the Board or the Committee, at which an Option may be exercised.

“Participant” means a Grantee or Optionee.

“Performance Goals” has the meaning set forth in Section 10.

“Plan” means the Company’s 2010 Long-Term Incentive Plan, as set forth herein and as the same may from time to time be amended.

“Restricted Stock” means an award of Shares that are subject to restrictions hereunder.

“Restricted Stock Unit” or “RSU” means a right, pursuant to the Plan, of the Grantee to payment of the RSU Value.

“RSU Value,” per RSU, means the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

“Retirement” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, the Termination of Service (other than for Cause) of a Participant on or after the Participant’s attainment of age 65 or on or after the Participant’s attainment of age 55 with five consecutive years of service with the Company, Subsidiaries or Affiliates.

“Securities Act” means the Securities Act of 1933, as amended.

“Settlement Date” means the date determined under Section 7.4(c).

“Shares” means shares of Common Stock of the Company.

“Stock Appreciation Right” means an Option described in Section 5.7.

“Subsidiary” means any corporation, partnership or other entity of which at least 50% of the economic interest in the equity is owned (directly or indirectly) by the Company or by another subsidiary. In the event the

Company becomes such a subsidiary of another company (directly or indirectly), the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to such parent company.

“Successor of the Optionee” means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

“Termination Event” means a Change in Control.

“Termination of Service” means a Participant’s termination of employment or other service (as a consultant or otherwise), as applicable, with the Company, Subsidiaries and Affiliates.

2.	EFFECTIVE DATE AND TERMINATION OF PLAN

The effective date of the Plan is April 22, 2010. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the stockholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

3.	ADMINISTRATION OF PLAN

(a) The Plan shall be administered by the Committee. The Committee, upon and after such time as it is subject to Section 16 of the Exchange Act, shall consist of at least two individuals each of whom shall be a “nonemployee director” as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”) under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards), qualify as “outside directors” for purposes of Section 162(m) of the Code; provided that no action taken by the Committee (including, without limitation, grants) shall be invalidated because any or all of the members of the Committee fails to satisfy the foregoing requirements of this sentence. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the other foregoing provisions of this Section 3(a), any Award under the Plan to a person who is a member of the Committee shall be made and administered by the Board. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

(b) Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements (i) authorize the granting of Awards to Eligible Persons and (ii) determine the eligibility of Eligible Persons to receive an Award, as well as determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the Eligible Persons, the nature and value to the Company of the Eligible Person’s present and potential contribution to the success of the Company whether directly or through Subsidiaries or Affiliates and such other factors as the Committee may deem relevant.

(c) The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company, Subsidiaries or Affiliates to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under governing state law. The Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.

4.	SHARES AND UNITS SUBJECT TO THE PLAN

4.1	In General.

(a) Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 4,580,000 Shares; provided, that this amount shall automatically, with no further action, increase to 7,080,000 Shares effective upon approval of this Second Amended and Restated Plan by the Company’s stockholders. The maximum number of Shares that may underlie Options granted in any calendar year to any Eligible Person, shall not exceed 500,000 Shares; provided, that this amount shall automatically, with no further action, increase to 3,000,000 Shares effective upon approval of this Second Amended and Restated Plan by the Company’s stockholders. The maximum number of Shares that may underlie Awards, other than Options, granted in any calendar year to any Eligible Person, shall not exceed 500,000 Shares; provided, that this amount shall automatically, with no further action, increase to 3,000,000 Shares effective upon approval of this Second Amended and Restated Plan by the Company’s stockholders. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.

(b) Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of RSUs awarded, shall be subject to the limitation of Section 4.1(a). Notwithstanding Section 4.1(a), except in the case of Awards intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of RSUs or Dividend Equivalent Rights to the extent they are paid out in cash that may be granted under the Plan. If any RSUs, Dividend Equivalent Rights or other equity-based Awards under Section 9 are paid out in cash, then, notwithstanding the first sentence of Section 4.1(a) above (but subject to the second sentence thereof) the underlying Shares may again be made the subject of Awards under the Plan.

(c) The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal or restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

4.2	Options.

Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 4,580,000 Shares may be granted under the Plan; provided, that this amount shall automatically, with no further action, increase to 7,080,000 Shares effective upon approval of this Second Amended and Restated Plan by the Company’s stockholders.

5.	PROVISIONS APPLICABLE TO STOCK OPTIONS

5.1	Grant of Option.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those Eligible Persons to whom Options are to be granted and the number of Shares to be optioned to each Eligible Person; (ii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees of the Company, Subsidiaries or Affiliates; (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) designate each Option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.

5.2	Option Price.

The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different Option Prices for specified amounts of Shares subject to the Option; provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.

5.3	Period of Option and Vesting.

(a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement. The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

(b) Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Unless otherwise provided in the Plan or the Award Agreement, no Option (or portion thereof) shall ever be exercisable if the Optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 5.3(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of the grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee’s Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee’s death, may be exercised by the Successors of the Optionee.

5.4	Exercisability Upon and After Termination of Optionee.

(a) Subject to provisions of the Award Agreement, if an Optionee has a Termination of Service other than by the Company or Subsidiaries for Cause, or other than by reason of death, Retirement or Disability, then no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 5.3(a); provided that, if the Optionee should die after the Termination of Service, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).

(b) Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service on account of death, Disability or Retirement, the Option (whether or not otherwise exercisable) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3.

(c) Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee has a Termination of Service for Cause, the Optionee’s Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

5.5	Exercise of Options.

(a) Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company or its designee specifying the number of Shares to be purchased.

(b) Without limiting the scope of the Committee’s discretion hereunder, the Committee may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

5.6	Payment.

(a) The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

(i) certified or bank cashier’s check;

(ii) subject to Section 12(e), the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

(iii) if approved by the Committee in its discretion, Shares of previously owned Common Stock, which have been previously owned for more than six months, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

(iv) if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

(v) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

(b) Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

(c) The Committee may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee’s exercise that is accepted by the Company shall in the discretion of the Committee be paid in cash.

5.7	Stock Appreciation Rights.

(a) The Committee, in its discretion, may also permit (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) the Optionee to elect to receive upon the exercise of an Option a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

(b) Upon the exercise of any Stock Appreciation Rights, the greater of (i) the number of shares subject to the Stock Appreciation Rights so exercised, and (ii) the number of Shares, if any, that are issued in connection with such exercise, shall be deducted from the number of Shares available for issuance under the Plan.

(c) In no event may a Stock Appreciation Right be transferred by a holder thereof for consideration without the prior approval of the Company’s stockholders.

5.8	Exercise by Successors.

An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

5.9	Nontransferability of Option.

Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable. In no event may an Option be transferred by an Optionee for consideration without the prior approval of the Company’s stockholders.

5.10	Deferral.

The Committee (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) may establish a program under which Participants will have RSUs subject to Section 7 credited upon their exercise of Options, rather than receiving Shares at that time.

5.11	Certain Incentive Stock Option Provisions.

(a) In no event may an Incentive Stock Option be granted other than to employees of the Company or a “subsidiary corporation” or a “parent corporation,” as each is defined in Section 424(f) of the Code, with respect to the Company. The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000. To the extent the $100,000 limit referred to in the preceding sentence is exceeded, an Option will be treated as a Non-Qualified Stock Option.

(b) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or an Affiliate) thereupon has a tax-withholding obligation, shall pay to the Company (or such Affiliate) an amount equal to any withholding tax the Company (or Affiliate) is required to pay as a result of the disqualifying disposition.

(c) The Option Price with respect to each Incentive Stock Option shall not be less than 100%, or 110% in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), of the Fair Market Value of a Share on the day the Option is granted. Also, in the case of such an individual who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant.

6.	PROVISIONS APPLICABLE TO RESTRICTED STOCK

6.1	Grant of Restricted Stock.

(a) In connection with the grant of Restricted Stock, whether or not performance goals (as provided for under Section 10) apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 6, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

(b) Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions, including any applicable Performance Goals, to the grant of Restricted Stock under the Plan as it may deem appropriate.

6.2	Certificates/Book Entry.

(a) Unless otherwise provided by the Committee, a “book entry” (by computerized or manual entry) shall be made in the records of the Company (or, if applicable, the Company’s transfer agent) to evidence an award of Shares of Restricted Stock.

(b) If the Shares of Restricted Stock are not evidenced in “book entry” form in accordance with Section 6.2(a), each Grantee of Restricted Stock shall be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Each such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 4.1(c), the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE INSTITUTIONAL FINANCIAL MARKETS, INC. 2010 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND INSTITUTIONAL FINANCIAL MARKETS, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF INSTITUTIONAL FINANCIAL MARKETS, INC. AT CIRA CENTRE, 2929 ARCH STREET, 17th FLOOR, PHILADELPHIA, PENNSYLVANIA 19104.

(c) The Committee shall require that any stock certificates evidencing such Shares be held in custody by the Company or its designee until the restrictions hereunder shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered to the Company or its designee a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 6.3 (and the stock power shall cease to be of effect).

6.3	Restrictions and Conditions.

Unless otherwise provided by the Committee, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clause (iii) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

(ii) Except as provided in the foregoing clause (i), below in this clause (ii), or as otherwise provided in the applicable Award Agreement, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any cash dividends as and when such dividends are declared and paid by the Company (or as soon as practicable thereafter); provided, however, that cash dividends on such Shares shall, unless otherwise provided by the Committee, be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited). Certificates for Shares (not subject to restrictions) shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

(iii) Except as otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service by the Company and Subsidiaries (or, if applicable, Affiliates) for Cause, or by the Grantee for any reason during the applicable period of forfeiture, then (A) all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount, equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 6.1, and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

Subject to the provisions of the Award Agreement, in the event the Grantee has a Termination of Service on account of death, Disability or Retirement, or the Grantee has a Termination of Service by the Company and Subsidiaries for any reason other than Cause, or in the event of a Termination Event (regardless of whether a termination follows thereafter), during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

7.	PROVISIONS APPLICABLE TO RESTRICTED STOCK UNITS

7.1	Grant of RSUs.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of RSUs to Eligible Persons and (ii) determine or impose other conditions to the grant of RSUs under the Plan as it may deem appropriate.

7.2	Term.

The Committee may provide in an Award Agreement that any particular RSU shall expire at the end of a specified term.

7.3	Vesting.

RSUs shall vest as provided in the applicable Award Agreement.

7.4	Settlement of RSUs.

(a) Each vested and outstanding RSU shall be settled by the transfer to the Grantee of one Share; provided that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that, after consideration of possible accounting issues, an RSU may be settled (i) in cash at the applicable RSU Value, (ii) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (iii) in cash or by transfer of Shares as elected by the Company.

(b) Payment (whether of cash or Shares) in respect of RSUs shall be made in a single sum by the Company; provided that, with respect to RSUs of a Grantee which have a common Settlement Date, the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years, rather than a single-sum payment.

(c) Unless otherwise provided in the applicable Award Agreement, the “Settlement Date” with respect to an RSU is the first day of the month to follow the date on which the RSU vests; provided that a Grantee may elect, in accordance with procedures to be established by the Committee, that such Settlement Date will be deferred as elected by the Grantee to the first day of the month to follow the Grantee’s Termination of Service, or such other time as may be permitted by the Committee. Unless otherwise determined by the Committee, elections under this Section 7.4(c) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) be effective at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.

(i) Notwithstanding Section 7.4(c), the Committee may provide that distributions of RSUs can be elected at any time in those cases in which the RSU Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.

(ii) Notwithstanding the foregoing, and unless otherwise provided in the applicable Award Agreement, the Settlement Date, if not earlier pursuant to this Section 7.4(c), is the date of the Grantee’s death.

(d) Notwithstanding the other provisions of this Section 7, and unless otherwise provided in the applicable Award Agreement, in the event of a Termination Event, the Settlement Date shall be the date of such Termination Event and all amounts due with respect to RSUs to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Termination Event, unless such Grantee elects otherwise in accordance with procedures established by the Committee.

(e) Notwithstanding any other provision of the Plan, a Grantee may receive any amounts to be paid in installments as provided in Section 7.4(b) or deferred by the Grantee as provided in Section 7.4(c) in the event of an “Unforeseeable Emergency.” For these purposes, an “Unforeseeable Emergency,” as determined by the Committee in its sole discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee or “dependent,” as defined in Section 152(a) of the Code, of the Grantee, loss of the Grantee’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

(i) through reimbursement or compensation by insurance or otherwise,

(ii) by liquidation of the Grantee’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

(iii) by future cessation of the making of additional deferrals under Section 7.4(b) and (c).

Without limitation, the need to send a Grantee’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.

7.5	Other RSUs Provisions.

(a) Rights to payments with respect to RSUs granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

(b) A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee’s death, payments hereunder (if any) shall be made to the Grantee’s estate. If a Grantee with a vested RSU dies, such RSU shall be settled and the RSU Value in respect of such RSUs paid, and any payments deferred pursuant to an election under Section 7.4(c) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee’s beneficiary or estate, as applicable.

(c) The Committee may establish a program under which distributions with respect to RSUs may be deferred for periods in addition to those otherwise contemplated by foregoing provisions of this Section 7. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

(d) Notwithstanding any other provision of this Section 7, any fractional RSU will be paid out in cash at the RSU Value as of the Settlement Date.

(e) No RSU shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 8, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any RSU.

8.	PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS

8.1	Grant of Dividend Equivalent Rights.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of Dividend Equivalent Rights to Eligible Persons based on the regular cash dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.

8.2	Certain Terms.

(a) The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.

(b) Unless otherwise determined by the Committee, except as contemplated by Section 8.4, a Dividend Equivalent Right is exercisable or payable only while the Participant is an Eligible Person.

(c) Payment of the amount determined in accordance with Section 8.1 shall be in cash, in Common Stock or a combination of the two, as determined by the Committee.

(d) The Committee may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.

8.3	Other Types of Dividend Equivalent Rights.

The Committee may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 8 may be granted to Participants. For example, and without limitation, the Committee may grant a dividend equivalent right in respect of each Share subject to an Option or with respect to an RSU, which right would consist of the right (subject to Section 8.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

8.4	Deferral.

The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants (i) will have RSUs credited, subject to the terms of Sections 7.4 and 7.5 as though directly applicable with respect thereto, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred. In the case of the foregoing clause (ii), such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

9.	OTHER EQUITY-BASED AWARDS

The Committee shall have the right to grant (i) other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of Stock Appreciation Rights and (ii) interests (which may be expressed as units or otherwise) in Subsidiaries, as applicable.

10.	PERFORMANCE GOALS

The Committee, in its discretion, may in the case of Awards (including, in particular, Awards other than Options) intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”), (i) establish one or more performance goals (“Performance Goals”) as a precondition to the issuance or vesting of Awards, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full. The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code. Prior to the award or vesting, as applicable, of affected Awards hereunder, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Award, have been satisfied. Performance Goals which do not satisfy the foregoing provisions of this Section 10 may be established by the Committee with respect to Awards not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code.

11.	TAX WITHHOLDING

11.1	In General.

The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option, (ii) the lapsing of any restrictions applicable to any Restricted Stock, (iii) the receipt of a distribution in respect of RSUs or Dividend Equivalent Rights or (iv) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).

11.2	Share Withholding.

(a) Upon exercise of an Option, the Optionee may, if approved by the Company in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Company may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

(b) Upon lapsing of restrictions on Restricted Stock (or other income-recognition event), the Grantee may, if approved by the Company in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

(c) Upon the making of a distribution in respect of RSUs or Dividend Equivalent Rights, the Grantee may, if approved by the Company in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

11.3	Withholding Required.

Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Restricted Stock, RSUs or Dividend Equivalent Rights shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (i) the exercise of the Option, (ii) the lapsing of restrictions on the Restricted Stock (or other income-recognition event) or (iii) distributions in respect of any RSU or Dividend Equivalent Right.

12.	REGULATIONS AND APPROVALS

(a) The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b) The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.

(c) Each grant of Options, Restricted Stock, RSU (or issuance of Shares in respect thereof) or Dividend Equivalent Rights (or issuance of Shares in respect thereof), or other Award under Section 9 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, RSUs, Dividend Equivalent Rights, other Awards or other Shares, no payment shall be made, or RSUs or Shares issued or grant of Restricted Stock or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

(e) Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

13.	INTERPRETATION AND AMENDMENTS; OTHER RULES

The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine the extent, if any, to which Options, RSUs or Shares (whether or not Shares of Restricted Stock) or Dividend Equivalent Rights shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee’s interpretation shall not be entitled to deference on and after a Termination Event except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Termination Event; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (ii) of the foregoing sentence, shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to an Award previously granted without such Participant’s written consent unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.

14.	CHANGES IN CAPITAL STRUCTURE

(a) If (i) the Company or Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or Subsidiaries or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or Subsidiaries, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards, then:

(i) the maximum aggregate number and kind of Shares which may be made subject to Options and Dividend Equivalent Rights under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of RSUs and other Awards which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and

(ii) the Committee may take any such action as in its discretion shall be necessary to maintain each Participants’ rights hereunder (including under their Award Agreements) so that they are substantially in their respective Options, RSUs and Dividend Equivalent Rights substantially proportionate to the rights existing in such Options, RSUs and Dividend Equivalent Rights prior to such event, including, without limitation, adjustments in (A) the number of Options, RSUs and Dividend Equivalent Rights (and other Awards under Section 9) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, RSUs and Dividend Equivalent Rights (and other Awards under Section 9 as applicable), (C) the Option Price and RSU Value, and (D) performance-based criteria established in connection with Awards (to the extent consistent with Section 162(m) of the Code, as applicable); provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 14(a) had the event related to the Company.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Awards, the number of Shares (or units) available under Section 4 shall be increased or decreased, as the case may be, proportionately, as may be determined by the Committee in its discretion.

(b) Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by Section 6, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 6.2(c).

(c) If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 6.3 may be required to deposit with the successor corporation the certificates, if any, for the stock or securities, or the other property, that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 6.2(c), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6.3, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 6.2(c).

(d) If a Termination Event shall occur, then the Committee, as constituted immediately before the Termination Event, may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Termination Event, provided that the Committee determines that such adjustments do not have an adverse economic impact on the Participant as determined at the time of the adjustments.

(e) The judgment of the Committee with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

(f) Other than as otherwise permitted under this Section 14, without the prior approval of the Company’s stockholders: (i) the Option Price, with respect to an Option, or grant price, with respect to a Stock Appreciation Right, may not be reduced below the price established at the time of grant thereof and (ii) an outstanding Option or Stock Appreciation Right may not be cancelled and replaced with a new Award with a lower exercise or grant price.

15.	MISCELLANEOUS

15.1	No Rights to Employment or Other Service.

Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company, the Subsidiaries or Affiliates or interfere in any way with the right of the Company, the Subsidiaries or Affiliates and their stockholders to terminate the individual’s employment or other service at any time.

15.2	Right of First Refusal; Right of Repurchase.

At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received hereunder shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter.

15.3	No Fiduciary Relationship.

Nothing contained in the Plan (including without limitation Sections 7.5(c) and 8.4), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or Subsidiaries, or their, officers or the Committee, on the one hand, and the Participant, the Company, Subsidiaries or any other person or entity, on the other.

15.4	Section 409A.

This Plan is intended to comply and shall be administered in a manner that is intended to comply with the requirement of Section 409A of the Code (including the Treasury Department guidance and regulations issued thereunder), and shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award document, payment, transaction or any other action or arrangement contemplated by the provisions of this Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award document, payment, transaction or other Award documents will be deemed modified or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of the Participant.

15.5	Claims Procedures.

(a) To the extent that the Plan is determined by the Committee to be subject to the Employee Retirement Income Security Act of 1974, as amended, the Grantee, or his beneficiary hereunder or authorized representative, may file a claim for payments with respect to RSUs under the Plan by written communication to the Committee or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Committee will either:

(i) approve the claim and take appropriate steps for satisfaction of the claim; or

(ii) if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Committee, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 15.5 as the provision setting forth the claims procedure under the Plan.

(b) The claimant may request a review of any denial of such claim by written application to the Committee within 60 days after receipt of the notice of denial of such claim. Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Committee will provide the claimant with its decision in writing, including, if the claimant’s claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

15.6	No Fund Created.

Any and all payments hereunder to any Grantee shall be made from the general funds of the Company, no special or separate fund shall be established or other segregation of assets made to assure such payments, and the RSUs (including for purposes of this Section 15.6 any accounts established to facilitate the implementation of Section 7.4(c)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company. (If any Affiliate is or is made responsible with respect to any Awards, the foregoing sentence shall apply with respect to such Affiliate.) Without limiting the foregoing, RSUs and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the RSUs and any such other devices is limited to the right to receive payment, if any, as may herein be provided.

15.7	Notices.

All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 15.7.

15.8	Exculpation and Indemnification.

The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

15.9	Captions.

The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

15.10	Governing Law.

THE PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF MARYLAND.

EXHIBIT A

PERFORMANCE CRITERIA

Performance-Based Awards intended to qualify as “performance based” compensation under Section 162(m) of the Code, may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on specified date or over any period, up to 10 years, as determined by the Committee. Performance Criteria may (but need not) be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.

Performance Goals shall be based on one or more of the following business criteria (which may be determined for these purposes either by reference to the Company as a whole or by reference to any one or more of its subsidiaries, operating divisions or other operating units): stock price, revenues, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, productivity, level of managed assets and near or long-term earnings potential, or any variation or combination of the preceding business criteria.

The foregoing Performance Goals may be stated in absolute terms or may be expressed relative to performance in a specified prior period or to the performance of other specified enterprises. In addition, the Committee may utilize as an additional performance measure (to the extent consistent with the Performance-Based Compensation Rules (as defined below)) the attainment by a Participant of one or more personal objectives and/or goals that the Committee deems appropriate, including, but not limited to, implementation of Company policies, negotiation of significant corporate transactions, development of long-term business goals or strategic plans for the Company, or the exercise of specific areas of managerial responsibility. “Performance-Based Compensation Rules” shall mean those provisions of Section 162(m) of the Code and regulations promulgated thereunder that provide the rules pursuant to which compensation that is paid to executives on the basis of performance is exempt from the limitations on deductibility applicable to certain compensation paid to executives in excess of $1,000,000. The measurement of the Company’s or a Participant’s achievement of any of such goals must be objectively determinable and shall be determined, to the extent applicable, according to generally accepted accounting principles as in existence on the date on which the Performance Goals for the performance period is established. In all cases, the Committee shall establish the Performance Goal for each performance period no later than 90 days after the beginning of the performance period (or no later than the end of the first 25% of the performance period if the performance period is less than a full year), and shall establish such Performance Goals in a manner that is consistent with the Performance-Based Compensation Rules. In the event a Performance Goal is not established for a performance period for a Participant for whom a Performance Goal was in effect for the preceding performance period, the Performance Goal for such Participant for the preceding performance period shall be treated as the Performance Goal for such Participant for the current performance period. The use of a performance period that is less than a full year shall not require any reduction to the limitations on maximum permitted bonus payments under the Plan or require that less than a Participant’s full annual base salary be taken into account in determining bonuses payable or limits on payments. To the extent specified by the Committee in an Award or by other action taken by the Committee at the time Performance Goals for a performance period are established, the measurement of specified performance goals may be subject to adjustment to exclude items of gain, loss or expense that are determined to be extraordinary or unusual in nature, infrequent in occurrence, related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principles, all as determined in accordance with standards published by the Financial Accounting Standards Board (or any predecessor or successor body) from time to time. In addition, equitable adjustments will be made to any performance goal related to Company stock (e.g., earnings per share) to reflect changes in corporate capitalization, including, without limitation, stock splits and reorganizations.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and The Annual Report on Form 10-K are available at www.proxyvote.com.

M72184-P51737

INSTITUTIONAL FINANCIAL MARKETS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2014 10:00 A.M., LOCAL TIME

The undersigned stockholder of INSTITUTIONAL FINANCIAL MARKETS, INC., a Maryland corporation (the “Company”), hereby appoints Joseph W. Pooler, Jr. and Douglas Listman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2014 Annual Meeting of Stockholders to be held on June 10, 2014 at 10:00 a.m. local time, at the offices of Duane Morris LLP at 1540 Broadway, New York, New York 10036, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

Whether or not you expect to attend in person, we urge you to authorize your proxy by phone, via the Internet, or by signing, dating, and returning this proxy card at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. Promptly authorizing your proxy will save the Company the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to authorize your proxy by mail. Submitting your proxy now will not prevent you from voting the shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

INSTITUTIONAL FINANCIAL MARKETS, INC. CIRA CENTRE 2929 ARCH STREET - 17TH FLOOR PHILADELPHIA, PA 19104

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M72183-P51737                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INSTITUTIONAL FINANCIAL MARKETS, INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors			☐	☐	☐
Nominees:
	01)	Daniel G. Cohen	05) Joseph M. Donovan
	02)	Thomas P. Costello	06) Jack Haraburda
	03)	G. Steven Dawson	07) Christopher Ricciardi
	04)	Jack J. DiMaio, Jr.	08) Neil S. Subin
The Board of Directors recommends you vote FOR the following proposals:									For	Against	Abstain
2.	To approve the Institutional Financial Markets, Inc. Second Amended and Restated 2010 Long-Term Incentive Plan, as more fully described in the Company’s proxy statement.								☐	☐	☐
3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.								☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof.
THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED.

IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF ALL EIGHT DIRECTOR NOMINEES LISTED ABOVE, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

For address changes and/or comments, please check this box and write them ☐
on the back where indicated.
Please indicate if you plan to attend this meeting.				☐	☐
				Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date